SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 19, 1999




                       MORGAN STANLEY ABS CAPITAL I INC.
           (Exact name of registrant as specified in its charter)

          Delaware              333-64909                     13-3939229
(State or Other Jurisdiction    (Commission                (I.R.S. Employer
     of Incorporation)          File Number)              Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                           10036
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4000






Item 5.  Other Events.

Filing of Derived Materials.

         In connection with the offering of the Morgan Stanley ABS Capital I Inc. NOVUS HELOC Trust 1999-1, HELOC Asset-Backed Notes, Series 1999-1 (the "Notes"), Morgan Stanley & Co. Incorporated, as underwriter of the Notes (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although NOVUS Financial Corporation provided the Underwriter with certain information regarding the characteristics of the Revolving Credit Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as
Exhibit 99.1.





Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials





                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MORGAN STANLEY ABS CAPITAL I INC.

                                          By:   /s/ Gail McDonnell
                                             ------------------------------
                                          Name:   Gail McDonnell
                                          Title:  Vice President

Dated:  May 19, 1999





Exhibit Index

Exhibit                      Description                                  Page
-------                      -----------                                  ----

99.1                         Derived Materials                              6


------------------------------------------------------------------------
Morgan Stanley              [LOGO OMITTED]                 May 18, 1999
Asset Finance Group
ABS Capital Markets
------------------------------------------------------------------------




                            Computational Materials


                                 $335,659,539


                           NOVUS HELOC Trust 1999-1


                                   HELOC ABS


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supersede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

------------------------------------------------------------------------
Morgan Stanley              [LOGO OMITTED]                 May 18, 1999
Asset Finance Group
ABS Capital Markets
------------------------------------------------------------------------





                                                      $335,659,538.88 NOVUS HELOC Trust 1999-1
                                                   NOVUS Financial Corporation -- Seller/Servicer
                                                               Transaction Highlights



                                                               Expected                           Modified
                                                               Ratings           Avg Life         Duration            Payment
                                                                (S&P/              To                To              Window To
Class(1)           Description               Moody's)          Balance        Call/Mty(1)(2)     Call/Mty(1)(2)    Call/Mty(1)(2)
---------------------------------------------------------------------------------------------------------------------------------
  A         Class A Asset-Backed Notes       AAA/Aaa       $335,659,538.88      2.59/2.67          2.33/2.38           70/85


Class (1)      Day Count      Benchmark     Price Talk
------------------------------------------------------
  A             Act/360      1-mo. LIBOR        +


Notes:    (1)    The notes are priced to the 10% optional redemption date.
          (2)    Based on the prepayment and draw rate assumptions.  See details below.






Seller:                                NOVUS Financial Corporation

Servicer:                              NOVUS Financial Corporation

Indenture Trustee:                     Norwest Bank Minnesota, National Association

Owner Trustee:                         Wilmington Trust Company

Manager(s):                            MORGAN STANLEY DEAN WITTER (sole manager)

Expected Pricing Date:                 May 20, 1999.  Priced to 10% optional redemption date.

Expected Settlement Date:              May 27, 1999 through DTC, Euroclear, and Cedelbank.
                                       Settles flat.

Payment Dates:                         The 25th of each month, beginning June 25, 1999.

Mortgage Loans:                        10,791 of primarily adjustable rate revolving credit loans with an aggregate unpaid balance of $335,659,538.88 (as of May 1, 1999 cut-off date) secured by first, second and third liens on one- to four-family residential properties

Transaction Structure:                 60-month managed amortization period (MAP) followed by rapid amortization period
                                       (RAP) in which 100% of principal collections are distributed to the Class A Noteholders

Pricing Speed:                         o    Prepayment Rate: 40% CPR
                                       o    Draw Rate: 22% CPR

Final Payment Date:                    May 25, 2010

Credit Enhancement:                    100% AMBAC guaranty and overcollateralization.

Optional Redemption:                   Outstanding Class A Note Balance is less than or equal to 10% of original Class A Note
                                       Balance.  The notes are priced to the 10% optional redemption date.

Step-up Coupon:                        The margin on the notes will double after the 10% redemption date if the redemption is not exercised.

Net Funds Cap:                         The notes will be subject to a net funds cap.

Net Funds Cap Carryover Amount:        Net funds cap carryover amount will be payable on the notes.

Trust Tax Status:                      Owner Trust.

ERISA Eligibility:                     The Notes are expected to be ERISA eligible.

SMMEA Eligibility:                     The Notes are not SMMEA eligible.



-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                               Credit Structure

o On each payment date, the Investor Percentage of interest and principal collections (please see below) on the loans (net of the 0.50% servicing fee) will be used to pay the following amounts in the priority indicated:

     1.     Indenture and Owner Trustee Fees
     2.     Insurer Premium
     3.     Class A Interest
     4.     Class A Principal
     5.     Class A Investor Losses
     6.     Class A Overcollateralization Deficit
     7.     Any Outstanding Amounts owed to the Insurer
     8.     Class A Overcollateralization Requirement
     9.     Class A Net Funds Cap Carry-Over Amount
     10.    Remaining amounts payable to the NOVUS SPE as Certificateholder

The pro-rata share of interest, losses and principal collections during the MAP period will be based on the Investor Percentage which is the ratio of the outstanding Investor Amount to the Pool Balance.

During the Managed Amortization Period (MAP) period, principal will be allocated on a pro rata basis to investors based on the Investor Percentage. During the Rapid Amortization Period (RAP) period, all principal collections will be paid to the Class A Noteholders.

Interest and losses will be allocated on a pro rata basis based on the Investor Percentage during the MAP and RAP period.

As of the closing date, the Certificateholder Interest will equal zero. To the extent principal draws exceed principal payments during the MAP period, the Certificateholder Interest will increase by the amount of this differential. The Certificateholder Interest will grow by the amount of draws during the RAP period.

Class A Interest

The Class A Noteholders will be entitled to receive monthly interest based on a 1-month LIBOR rate + [ ] on the outstanding balance of the Class A Notes subject to a net funds cap for the related period. The noteholders' interest will generally be payable out of the Investor Percentage of interest collections.

Interest will be payable on an actual/360 day-count basis. Interest will accrue from and including the prior payment date to but excluding the next payment date. On the closing date, interest will accrue from the closing date to the next payment date.

Class A Principal

The Class A Investor Percentage of principal will be payable to the noteholders on a monthly basis during the MAP period based on the positive difference between aggregate principal collections and draws on additional balances. During the RAP period, all principal collections received on the collateral will be paid to the Class A Noteholders.

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

MAP Period

For a period of approximately 60 months from the closing date through the payment date in May 2004, Class A Noteholders shall receive the Investor Percentage of the difference between aggregate principal collections and draws on additional balances.

As mentioned below, the MAP period may terminate earlier due to the occurrence of a Rapid Amortization Event.

RAP Period

Upon the completion of the MAP period or upon the occurrence of a Rapid Amortization Event, Class A Noteholders shall receive all principal collections on the collateral until the Class A notes are retired in full.

Rapid Amortization Events

The following will constitute Rapid Amortization Events:

1. Breach of representations and warranties or covenants in a material manner which continues unremedied for a specified period of time after written notice
2. Occurrence of certain events of bankruptcy, insolvency or receivership relating to the Seller or Issuer
3. Issuer becomes subject to regulation as an investment company within the meaning of the Investment Company Act of 1940
4. Failure to make a payment or deposit when due under the various Agreements within five business days
5. Aggregate of all draws under the insurance policy exceeds a predetermined amount or percentage
6. Issuer is determined to be an association taxable as a corporation for federal income tax purposes

Class A Investor Amount

The Class A Investor Amount equals the initial principal amount of the Class A Notes issued minus the amount of principal payments allocated to the Class A Notes (does not include Class A Overcollateralization Requirement) minus Class A Investor Losses.

Certificateholder Interest

The Certificateholder Interest will comprise the Pool Balance in excess of the Class A Investor Amount.

Credit Enhancement

Credit enhancement consists of the following:

1.   Excess Interest Collections
2.   Overcollateralization Amount
3.   Insurance Policy

The insurer will only be required to make a draw under the policy in the event of shortfalls in Class A interest payments, to bring into parity any negative differential between the Class A Investor Amount and the Class A Note Balance and any outstanding Class A Note principal balance on the final payment date (May 25, 2010).

After the payment date two and one-half years from the closing date, the overcollateralization may step down to 2x the overcollateralization requirement, subject to a 0.5% floor and performance triggers.

Servicer Advances

There will be no servicer advances.


-------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



                                           Average Life Sensitivity to Payments and Draws
                                            Assumes 10% optional redemption IS exercised

-------------------------------------------------------------------------------------------------------------------------------
                                                                % CPR
                        -------------------------------------------------------------------------------------------------------
                               0%                        15%                        30%                        35%
Constant Draw Rate      WAL         Date          WAL          Date          WAL          Date          WAL          Date
===============================================================================================================================

     0% CPR            6.12       06/25/08        3.49       02/25/07        2.08       04/25/04        1.82       11/25/03
    10% CPR            5.05       06/25/06        4.60       08/25/07        2.69       09/25/05        2.25       09/25/04
    15% CPR            4.87       06/25/06        5.33       05/25/07        3.09       03/25/06        2.56       04/25/05
    20% CPR            4.75       06/25/06        4.92       06/25/06        3.57       06/25/06        2.95       10/25/05
    22% CPR            4.76       06/25/06        4.79       06/25/06        3.79       06/25/06        3.13       12/25/05
    25% CPR            4.77       06/25/06        4.66       06/25/06        4.17       06/25/06        3.43       02/25/06
    30% CPR            4.78       06/25/06        4.40       04/25/06        4.97       06/25/06        4.05       04/25/06
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                               % CPR
                      -----------------------------------------------------------------------------------------------------------
                                 40%                        45%                        50%                        60%
Constant Draw Rate        WAL          Date          WAL          Date          WAL          Date          WAL          Date
=================================================================================================================================
     0% CPR              1.57        03/25/03       1.36        08/25/02        1.20       04/25/02        0.94       09/25/01
    10% CPR              1.93        03/25/04       1.63        05/25/03        1.39       09/25/02        1.07       02/25/02
    15% CPR              2.14        06/25/04       1.82        11/25/03        1.54       02/25/03        1.15       04/25/02
    20% CPR              2.45        01/25/05       2.04        04/25/04        1.72       08/25/03        1.22       04/25/02
    22% CPR              2.59        03/25/05       2.15        06/25/04        1.80       11/25/03        1.26       05/25/02
    25% CPR              2.82        06/25/05       2.33        10/25/04        1.96       04/25/04        1.33       07/25/02
    30% CPR              3.30        10/25/05       2.70        03/25/05        2.22       08/25/04        1.48       12/25/02
--------------------------------------------------------------------------------------------------------------------------------



                                                                      Average Life Sensitivity to Payments and Draws
                                                                     Assumes 10% optional redemption IS NOT exercised
------------------------------------------------------------------------------------------------------------------------------
                                                                % CPR
                     ---------------------------------------------------------------------------------------------------------
                               0%                        15%                        30%                        35%
Constant Draw Rate      WAL          Date          WAL          Date          WAL          Date          WAL          Date
==============================================================================================================================

      0% CPR            6.12       06/25/08        3.61       06/25/08        2.26       06/25/08        1.96       06/25/08
     10% CPR            5.20       06/25/08        4.67       06/25/08        2.78       01/25/08        2.37       06/25/07
     15% CPR            4.93       06/25/08        5.40       06/25/08        3.13       04/25/07        2.65       12/25/06
     20% CPR            4.76       06/25/08        4.92       06/25/06        3.58       10/25/06        3.00       06/25/06
     22% CPR            4.77       06/25/08        4.79       06/25/06        3.79       07/25/06        3.17       06/25/06
     25% CPR            4.78       06/25/08        4.66       06/25/06        4.17       06/25/06        3.46       06/25/06
     30% CPR            4.80       06/25/08        4.41       06/25/06        4.97       06/25/06        4.06       06/25/06
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                % CPR
                     ------------------------------------------------------------------------------------------------------------
                                 40%                        45%                        50%                        60%
Constant Draw Rate         WAL          Date          WAL          Date          WAL          Date          WAL          Date
====================================================================================================================-------------
      0% CPR              1.71        10/25/07       1.49        08/25/06        1.31       05/25/06        1.02       08/25/04
     10% CPR              2.04        12/25/06       1.76        06/25/06        1.52       06/25/06        1.15       03/25/05
     15% CPR              2.26        07/25/06       1.93        06/25/06        1.66       06/25/06        1.23       06/25/05
     20% CPR              2.54        06/25/06       2.15        06/25/06        1.83       06/25/06        1.33       08/25/05
     22% CPR              2.67        06/25/06       2.25        06/25/06        1.90       06/25/06        1.38       09/25/05
     25% CPR              2.89        06/25/06       2.42        06/25/06        2.03       05/25/06        1.45       09/25/05
     30% CPR              3.34        06/25/06       2.76        06/25/06        2.30       04/28/06        1.60       10/25/05
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



                                                 NOVUS 1999-1 Collateral Description

Aggregate Pool Balance:                                      $335,659,539

Total Line of Credit:                                        $543,387,064

Available Line of Credit:                                    $207,727,525

Number of Loans:                                             10,791

Adjustment Type:                                             99.93% 1 month ARM - Prime Rate
                                                              0.07% Fixed Rate

WA Coupon:                                                   10.233% (min: 6.750% / max: 18.000%)

WA Gross Margin (ARMs only):                                 2.508% (min: -0.500%/ max: 18.00%)

Average Outstanding Balance:                                 $31,106 (min: $0/ max: $1,039,674)

WA Utilization Rate:                                         61.77%

Lien Position:                                               17.58% 1st Lien
                                                             82.40% 2nd Lien
                                                               0.02% 3rd Lien

WA Original Combined Loan to Value Ratio(1):                 69.22%

WA Junior Ratio(2):                                          41.53%

WA Original Term:                                            120 months

WA Remaining Term:                                           75 months

Latest Scheduled Maturity:                                   May 1, 2009

Property Type:                                               94.78% Single Family
                                                               2.64% Condominium
                                                               1.70% 2-4 Family
                                                               0.88% Townhouse

Geographic Distribution (>5%):                               CA (29.28%)
                                                             NY (10.43%)
                                                             FL (6.88%)
                                                             NJ (6.26%)
                                                             IL (5.75%)

Purpose:                                                     99.83% Cashout Refinance
                                                               0.17% Purchase

Origination Source:                                          37.80% Morgan Stanley Dean Witter
                                                             35.94% Direct Mail/Discover Card
                                                             13.65% Existing Customers
                                                               9.35% Allstate
                                                               2.28% Sears Mortgage Corp
                                                               0.65% Sears Home Improvement
                                                               0.33% Mortgage Broker

Pool Cut-off Date:                                           May 1, 1999



Note:    (1)  Excludes Unknown Values representing approximately 14.48% of the pool.

         (2) Excludes First Liens and Subordinate Liens where information was not available to calculate the Junior Ratio.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

                                                   NOVUS 1999-1 Collateral Detail


--------------------------------------------------------------------------------------------------------------------------------

                                                                                       % of
                                             Number of            Aggregate          Aggregate           Average       Weighted
                                             Mortgage             Principal          Principal           Current        Average
Source                                         Loans               Balance            Balance            Balance        Coupon
--------------------------------------------------------------------------------------------------------------------------------
Dean Witter Client (DWR)                        3,651           126,882,468.00           37.80         34,752.80          9.503
Direct Mail/Discover Cardholders (DRM)          4,039           120,633,288.59           35.94         29,867.12         10.780
Internally Generated (FLD)                      1,187            45,806,859.84           13.65         38,590.45         10.450
Allstate Insurance (AIC)                        1,230            31,376,486.40            9.35         25,509.34         10.756
Sears Mortgage Corp (SMC)                         490             7,662,707.01            2.28         15,638.18         10.041
Sears Home Improvement (HIP)                      161             2,197,154.02            0.65         13,646.92         10.942
Mortgage Broker (BRO)                              33             1,100,575.02            0.33         33,350.76         10.573
Total:                                         10,791           335,659,538.88          100.00         31,105.51         10.233


-------------------------------------------------------------------------------------------------------------------
                                               Weighted                     Weighted                    Weighted
                                               Average        Weighted       Average                    Average
                                                Margin        Average        Stated        Weighted     Original
                                                (ARMs         Original      Remaining      Average      Combined
Source                                          only)           Term          Term        Seasoning       LTV
-------------------------------------------------------------------------------------------------------------------
Dean Witter Client (DWR)                        1.778            120          94.0           26.1          66.03
Direct Mail/Discover Cardholders (DRM)          3.050            120          64.9           54.9          74.28
Internally Generated (FLD)                      2.753            120          69.3           50.9          67.96
Allstate Insurance (AIC)                        3.020            120          60.8           59.2          70.19
Sears Mortgage Corp (SMC)                       2.291            120          37.0           83.1          67.33
Sears Home Improvement (HIP)                    3.162            120          26.3           93.8          50.41
Mortgage Broker (BRO)                           2.823            120          37.8           82.2          71.01
Total:                                          2.508            120          75.1           44.8          69.22



--------------------------------------------------------------------------------------------------------------------------


                                                       Aggregate        Average        Credit        Percent      Percent
                                                        Credit          Credit       Utilization     Cashout       Owner
Source                                                   Limit           Limit          Ratio          Refi       Occupied
--------------------------------------------------------------------------------------------------------------------------
Dean Witter Client (DWR)                          241,203,710.61      66,065.11        52.60           99.6         92.1
Direct Mail/Discover Cardholders (DRM)            165,421,099.03      40,955.95        72.92          100.0         98.6
Internally Generated (FLD)                         62,863,074.15      52,959.62        72.87          100.0         95.5
Allstate Insurance (AIC)                           46,810,103.21      38,056.99        67.03          100.0         96.9
Sears Mortgage Corp (SMC)                          21,946,003.00      44,787.76        34.92          100.0        100.0
Sears Home Improvement (HIP)                        3,110,174.05      19,317.85        70.64          100.0        100.0
Mortgage Broker (BRO)                               2,032,900.00      61,603.03        54.14          100.0        100.0
Total:                                            543,387,064.05      50,355.58        61.77           99.8         95.6


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Weighted
                                                                    % of                                             Average
                            Number of         Aggregate          Aggregate           Average          Weighted       Margin
                            Mortgage          Principal          Principal           Current           Average       (ARMs
Mortgage Rates (%)            Loans            Balance            Balance            Balance           Coupon         only)
------------------------------------------------------------------------------------------------------------------------------
 6.501 -  7.000                  1            253,726.52            0.08        253,726.52             6.750          6.750
 7.001 -  7.500                  1            923,421.72            0.28        923,421.72             7.250          0.500
 7.501 -  8.000                168         16,791,730.85            5.00         99,950.78             7.758          0.106
 8.001 -  8.500                533         19,631,410.80            5.85         36,831.92             8.430          0.671
 8.501 -  9.000                135          8,829,874.48            2.63         65,406.48             8.862          1.112
 9.001 -  9.500              2,095         81,832,909.12           24.38         39,061.05             9.322          1.573
 9.501 - 10.000              1,945         57,802,916.20           17.22         29,718.72             9.767          2.016
10.001 - 10.500              1,444         35,469,159.72           10.57         24,563.13            10.293          2.542
10.501 - 11.000              1,355         39,400,459.95           11.74         29,077.83            10.749          3.000
11.001 - 11.500                904         25,490,676.69            7.59         28,197.65            11.344          3.600
11.501 - 12.000                481         13,445,162.54            4.01         27,952.52            11.787          4.044
12.001 - 12.500                262          6,495,293.49            1.94         24,791.20            12.346          4.612
12.501 - 13.000                449         11,410,301.02            3.40         25,412.70            12.764          5.056
13.001 - 13.500                144          3,225,092.49            0.96         22,396.48            13.283          6.111
13.501 - 14.000                361          6,355,109.86            1.89         17,604.18            13.749          6.033
14.001 - 14.500                 71          1,455,613.38            0.43         20,501.60            14.292          7.144
14.501 - 15.000                 62          1,040,143.74            0.31         16,776.51            14.808          7.525
15.001 - 15.500                 33            490,933.97            0.15         14,876.79            15.382          8.384
15.501 - 16.000                 78          1,198,436.88            0.36         15,364.58            15.802          8.386
16.001 - 16.500                 55            860,044.81            0.26         15,637.18            16.313          8.971
16.501 - 17.000                114          1,813,388.94            0.54         15,906.92            16.857          9.113
17.001 - 17.500                 47            732,685.35            0.22         15,589.05            17.404          9.780
17.501 - 18.000                 53            711,046.36            0.21         13,415.97            17.930         11.277
Total:                      10,791        335,659,538.88          100.00         31,105.51            10.233          2.508


------------------------------------------------------------------------------------------------------------------------------
                                          Weighted                         Weighted
                          Weighted         Average                         Average
                         Average          Stated            Weighted      Original             Aggregate              Average
                         Original        Remaining          Average       Combined              Credit                 Credit
Mortgage Rates (%)         Term            Term            Seasoning        LTV                  Limit                 Limit
------------------------------------------------------------------------------------------------------------------------------
 6.501 -  7.000             120            54.0               66.0           70.00            378,000.00           378,000.00
 7.001 -  7.500             120           117.0                3.0           35.71          2,000,000.00         2,000,000.00
 7.501 -  8.000             120           105.8               14.2           63.41         34,173,844.86           203,415.74
 8.001 -  8.500             120            98.6               21.4           65.98         47,172,458.00            88,503.67
 8.501 -  9.000             120            69.5               49.5           64.22         13,467,586.00            99,759.90
 9.001 -  9.500             120            81.4               38.3           62.22        143,787,256.27            68,633.54
 9.501 - 10.000             120            57.3               62.7           66.35        102,073,666.49            52,480.03
10.001 - 10.500             120            59.3               60.8           66.70         58,318,822.05            40,387.00
10.501 - 11.000             120            58.8               61.3           70.32         53,199,442.14            39,261.58
11.001 - 11.500             120            90.8               29.2           80.84         32,198,039.22            35,617.30
11.501 - 12.000             120            72.0               48.1           73.45         16,265,915.68            33,816.87
12.001 - 12.500             120            82.0               38.1           77.38          7,363,606.39            28,105.37
12.501 - 13.000             120            86.7               33.4           82.61         12,806,057.03            28,521.29
13.001 - 13.500             120            92.0               28.1           80.13          3,564,388.47            24,752.70
13.501 - 14.000             120            92.9               27.2           88.64          7,331,444.17            20,308.71
14.001 - 14.500             120            91.3               28.8           77.77          1,635,662.95            23,037.51
14.501 - 15.000             120            88.6               31.5           88.10          1,149,264.88            18,536.53
15.001 - 15.500             120            86.2               33.9           88.07            557,600.00            16,896.97
15.501 - 16.000             120            83.3               36.8           94.37          1,387,584.00            17,789.54
16.001 - 16.500             120            76.7               43.3           94.78            959,557.00            17,446.49
16.501 - 17.000             120            80.2               39.9           95.82          1,974,015.00            17,315.92
17.001 - 17.500             120            79.4               40.8           96.71            793,844.23            16,890.30
17.501 - 18.000             120            59.5               60.8           85.43            829,009.22            15,641.68
Total:                      120            75.1               44.8           69.22        543,387,064.05            50,355.58



-------------------------------------------------------------------


                                Credit        Percent    Percent
                              Utilization     Cashout     Owner
Mortgage Rates (%)              Ratio           Refi      Occupied
-------------------------------------------------------------------
 6.501 -  7.000                 67.12          100.0       100.0
 7.001 -  7.500                 46.17          100.0       100.0
 7.501 -  8.000                 49.14           97.6        96.7
 8.001 -  8.500                 41.62          100.0        97.1
 8.501 -  9.000                 65.56          100.0        84.1
 9.001 -  9.500                 56.91           99.9        94.6
 9.501 - 10.000                 56.63          100.0        97.8
10.001 - 10.500                 60.82          100.0        96.0
10.501 - 11.000                 74.06          100.0        96.6
11.001 - 11.500                 79.17           99.6        93.6
11.501 - 12.000                 82.66          100.0        95.2
12.001 - 12.500                 88.21          100.0        92.7
12.501 - 13.000                 89.10          100.0        96.9
13.001 - 13.500                 90.48          100.0        94.9
13.501 - 14.000                 86.68          100.0        96.6
14.001 - 14.500                 88.99          100.0        87.0
14.501 - 15.000                 90.51          100.0       100.0
15.001 - 15.500                 88.04          100.0       100.0
15.501 - 16.000                 86.37          100.0        99.2
16.001 - 16.500                 89.63          100.0        98.1
16.501 - 17.000                 91.86          100.0       100.0
17.001 - 17.500                 92.30          100.0       100.0
17.501 - 18.000                 85.77          100.0       100.0
Total:                          61.77           99.8        95.6




Minimum: 6.7500
Maximum: 18.0000
Weighted Average: 10.2335



-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                               Weighted
                                                                      % of                                     Average
                                Number of         Aggregate         Aggregate        Average      Weighted      Margin
                                 Mortgage         Principal         Principal        Current       Average      (ARMs
Margins (%) - ARMs Only           Loans           Balance           Balance          Balance       Coupon       only)
--------------------------------------------------------------------------------------------------------------------------
-0.999 - -0.500                        1           923,421.72          0.28        923,421.72        7.250       -0.500
-0.499 - 0.000                       142        15,750,166.20          4.70        110,916.66        7.761        0.000
 0.001 - 0.500                        40         4,988,502.93          1.49        124,712.57        8.174        0.424
 0.501 - 1.000                       576        19,614,390.16          5.85         34,052.76        8.556        0.808
 1.001 - 1.500                     1,287        62,273,004.10         18.57         48,386.17        9.227        1.482
 1.501 - 2.000                     2,673        77,133,701.99         23.00         28,856.60        9.663        1.917
 2.001 - 2.500                     1,358        33,854,446.50         10.09         24,929.64       10.211        2.461
 2.501 - 3.000                     1,444        41,380,274.80         12.34         28,656.70       10.677        2.933
 3.001 - 3.500                       609        19,620,030.63          5.85         32,216.80       11.174        3.435
 3.501 - 4.000                       830        20,888,652.33          6.23         25,167.05       11.586        3.859
 4.001 - 4.500                       201         6,099,289.46          1.82         30,344.72       12.094        4.344
 4.501 - 5.000                       539        13,244,232.55          3.95         24,571.86       12.656        4.906
 5.001 - 5.500                       158         3,814,752.74          1.14         24,144.00       13.098        5.348
 5.501 - 6.000                       372         6,500,511.21          1.94         17,474.49       13.697        5.947
 6.001 - 6.500                        70         1,585,381.01          0.47         22,648.30       14.118        6.368
 6.501 - 7.000                        59         1,295,626.19          0.39         21,959.77       13.108        6.875
 7.001 - 7.500                        27           429,758.27          0.13         15,916.97       15.105        7.355
 7.501 - 8.000                        74         1,164,518.30          0.35         15,736.73       15.699        7.949
 8.001 - 8.500                        50           795,234.68          0.24         15,904.69       16.198        8.456
 8.501 - 9.000                        78         1,231,020.42          0.37         15,782.31       16.687        8.952
 9.001 - 9.500                        69         1,060,774.87          0.32         15,373.55       17.060        9.310
 9.501 - 10.000                       39           649,910.42          0.19         16,664.37       17.571        9.821
10.001 - 10.500                       18           252,488.63          0.08         14,027.15       18.000       10.288
10.501 - 11.000                        6            82,118.11          0.02         13,686.35       18.000       10.786
11.001 - 11.500                        1            18,733.64          0.01         18,733.64       11.250       11.250
11.501 - 12.000                        2            21,793.63          0.01         10,896.82       14.048       11.964
12.001 - 12.500                        1            14,351.93          0.00         14,351.93       12.250       12.250
12.501 - 13.000                        2            60,843.45          0.02         30,421.73       12.848       12.848
13.001 - 13.500                       12           240,869.46          0.07         20,072.46       13.388       13.388
13.501 - 14.000                        2            28,203.66          0.01         14,101.83       13.750       13.750
14.001 - 14.500                        8           111,902.71          0.03         13,987.84       14.309       14.309
14.501 - 15.000                        5            61,063.21          0.02         12,212.64       14.900       14.900
15.001 - 15.500                        4            46,351.71          0.01         11,587.93       15.417       15.417
15.501 - 16.000                        3            48,244.55          0.01         16,081.52       15.922       15.922
16.001 - 16.500                        3            45,306.21          0.01         15,102.07       16.450       16.450
16.501 - 17.000                        1             1,297.10          0.00          1,297.10       17.000       17.000
17.001 - 17.500                        1            11,945.92          0.00         11,945.92       17.060       17.060
17.501 - 18.000                        5            78,516.43          0.02         15,703.29       17.998       17.998
Total:                            10,770       335,421,631.83        100.00         31,144.07       10.230        2.508


------------------------------------------------------------------------------------------------------------------------------
                                                  Weighted                                  Weighted
                                Weighted           Average                                  Average
                                Average            Stated            Weighted               Original             Aggregate
                                Original          Remaining          Average                Combined              Credit
Margins (%) - ARMs Only           Term              Term            Seasoning                 LTV                  Limit
------------------------------------------------------------------------------------------------------------------------------
-0.999 - -0.500                      120             117.0                3.0                  35.71            2,000,000.00
-0.499 - 0.000                       120             106.3               13.7                  62.48           32,779,484.00
 0.001 - 0.500                       120              98.5               21.5                  59.74           11,323,350.00
 0.501 - 1.000                       120              96.4               23.6                  67.58           43,826,819.00
 1.001 - 1.500                       120              81.1               38.5                  62.22          114,290,207.83
 1.501 - 2.000                       120              61.5               58.4                  64.82          131,065,478.79
 2.001 - 2.500                       120              58.4               61.7                  66.78           56,581,743.39
 2.501 - 3.000                       120              61.6               58.5                  69.33           56,431,330.80
 3.001 - 3.500                       120              81.5               38.6                  76.94           24,788,523.23
 3.501 - 4.000                       120              85.6               34.5                  79.29           25,950,207.82
 4.001 - 4.500                       120              75.7               44.6                  73.36            6,904,333.24
 4.501 - 5.000                       120              88.5               31.5                  83.35           14,890,059.03
 5.001 - 5.500                       120              83.4               36.7                  76.78            4,281,614.83
 5.501 - 6.000                       120              94.4               25.7                  87.55            7,502,982.03
 6.001 - 6.500                       120              87.0               33.2                  77.90            1,759,080.95
 6.501 - 7.000                       120              86.2               33.8                  81.31            1,531,122.88
 7.001 - 7.500                       120              91.4               28.7                  87.43              510,800.00
 7.501 - 8.000                       120              85.9               34.2                  92.61            1,312,439.00
 8.001 - 8.500                       120              77.8               42.2                  95.40              905,145.00
 8.501 - 9.000                       120              76.0               44.1                  94.44            1,329,666.00
 9.001 - 9.500                       120              82.1               38.1                  97.00            1,177,972.23
 9.501 - 10.000                      120              75.4               44.8                  87.86              708,088.00
10.001 - 10.500                      120              64.0               56.2                  92.98              299,870.00
10.501 - 11.000                      120              62.2               58.0                  95.79               84,265.00
11.001 - 11.500                      120              91.0               29.0                  58.16               20,000.00
11.501 - 12.000                      120              56.3               63.7                  92.18               23,000.00
12.001 - 12.500                      120              57.0               63.0                  90.23               15,000.00
12.501 - 13.000                      120             111.9                8.1                  94.05               60,900.00
13.001 - 13.500                      120              88.6               31.5                  95.10              266,700.00
13.501 - 14.000                      120              57.5               62.5                  85.97               29,445.78
14.001 - 14.500                      120              62.9               57.2                  94.68              126,071.00
14.501 - 15.000                      120              58.0               62.0                  89.38               63,000.00
15.001 - 15.500                      120              61.8               58.6                  97.25               63,000.00
15.501 - 16.000                      120              60.6               59.8                  96.22               50,000.00
16.001 - 16.500                      120              61.7               58.3                  91.81               45,835.00
16.501 - 17.000                      120              61.0               59.0                 100.00               16,000.00
17.001 - 17.500                      120              62.0               60.0                 100.00               12,000.00
17.501 - 18.000                      120              61.3               58.9                  93.72               81,531.12
Total:                               120              75.1               44.8                  69.20          543,107,065.95


---------------------------------------------------------------------------------------


                                  Average         Credit         Percent      Percent
                                   Credit       Utilization      Cashout       Owner
Margins (%) - ARMs Only            Limit           Ratio          Refi        Occupied
---------------------------------------------------------------------------------------
-0.999 - -0.500                2,000,000.00         46.17         100.0          100.0
-0.499 - 0.000                   230,841.44         48.05          97.5           96.6
 0.001 - 0.500                   283,083.75         44.06         100.0           95.4
 0.501 - 1.000                    76,088.23         44.75         100.0           92.0
 1.001 - 1.500                    88,803.58         54.49          99.9           94.2
 1.501 - 2.000                    49,033.10         58.85         100.0           98.0
 2.001 - 2.500                    41,665.50         59.83         100.0           95.7
 2.501 - 3.000                    39,079.87         73.33         100.0           95.7
 3.001 - 3.500                    40,703.65         79.15          99.7           94.0
 3.501 - 4.000                    31,265.31         80.50          99.8           94.6
 4.001 - 4.500                    34,349.92         88.34         100.0           91.7
 4.501 - 5.000                    27,625.34         88.95         100.0           97.7
 5.001 - 5.500                    27,098.83         89.10         100.0           91.5
 5.501 - 6.000                    20,169.31         86.64         100.0           96.6
 6.001 - 6.500                    25,129.73         90.13         100.0           87.9
 6.501 - 7.000                    25,951.24         84.62         100.0           96.9
 7.001 - 7.500                    18,918.52         84.13         100.0          100.0
 7.501 - 8.000                    17,735.66         88.73         100.0           99.2
 8.001 - 8.500                    18,102.90         87.86         100.0          100.0
 8.501 - 9.000                    17,047.00         92.58         100.0           98.7
 9.001 - 9.500                    17,072.06         90.05         100.0          100.0
 9.501 - 10.000                   18,156.10         91.78         100.0          100.0
10.001 - 10.500                   16,659.44         84.20         100.0          100.0
10.501 - 11.000                   14,044.17         97.45         100.0          100.0
11.001 - 11.500                   20,000.00         93.67         100.0          100.0
11.501 - 12.000                   11,500.00         94.75         100.0          100.0
12.001 - 12.500                   15,000.00         95.68         100.0          100.0
12.501 - 13.000                   30,450.00         99.91         100.0          100.0
13.001 - 13.500                   22,225.00         90.31         100.0          100.0
13.501 - 14.000                   14,722.89         95.78         100.0          100.0
14.001 - 14.500                   15,758.88         88.76         100.0          100.0
14.501 - 15.000                   12,600.00         96.93         100.0          100.0
15.001 - 15.500                   15,750.00         73.57         100.0          100.0
15.501 - 16.000                   16,666.67         96.49         100.0          100.0
16.001 - 16.500                   15,278.33         98.85         100.0          100.0
16.501 - 17.000                   16,000.00          8.11         100.0          100.0
17.001 - 17.500                   12,000.00         99.55         100.0          100.0
17.501 - 18.000                   16,306.22         96.30         100.0          100.0
Total:                            50,427.77         61.76          99.8           95.6




Minimum: -0.5000
Maximum: 18.0000
Weighted Average: 2.5080

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Weighted
                                                                   % of                                               Average
                            Number of          Aggregate         Aggregate           Average       Weighted            Margin
                            Mortgage           Principal         Principal           Current        Average            (ARMs
Maximum Loan Rates (%)        Loans             Balance           Balance            Balance        Coupon             only)
--------------------------------------------------------------------------------------------------------------------------------
12.75                             1              35,896.62           0.01         35,896.62         12.750             12.750
12.99                             1              24,946.83           0.01         24,946.83         12.990             12.990
13.5                              1              23,761.60           0.01         23,761.60         13.500             13.500
14                                5             159,660.54           0.05         31,932.11         10.736              2.986
15                               25             529,572.47           0.16         21,182.90         10.257              2.507
16                              124           3,271,097.84           0.97         26,379.82         11.077              3.442
16.5                              8             119,944.72           0.04         14,993.09         12.171              4.421
17                               14             339,455.86           0.10         24,246.85         11.024              3.274
18                           10,598         330,823,963.44          98.56         31,215.70         10.221              2.493
21                                1               5,870.61           0.00          5,870.61         10.000              2.250
24                               13             325,368.35           0.10         25,028.33         11.373              3.623
Total:                       10,791         335,659,538.88         100.00         31,105.51         10.233              2.508



------------------------------------------------------------------------------------------------------------------------
                                          Weighted                     Weighted
                             Weighted      Average                     Average
                             Average       Stated       Weighted       Original            Aggregate           Average
                             Original     Remaining     Average        Combined             Credit             Credit
Maximum Loan Rates (%)         Term         Term       Seasoning         LTV                 Limit              Limit
------------------------------------------------------------------------------------------------------------------------
12.75                            120        114.0           6.0            93.94            35,900.00       35,900.00
12.99                            120        109.0          11.0            94.20            25,000.00       25,000.00
13.5                             120        104.0          16.0            96.11            25,000.00       25,000.00
14                               120         83.7          36.3            75.25           170,300.00       34,060.00
15                               120         96.2          23.8            69.89           705,700.00       28,228.00
16                               120         92.0          28.1            73.20         4,827,934.88       38,934.96
16.5                             120         89.8          30.2            76.79           151,385.00       18,923.13
17                               120         99.5          20.6            75.28           440,500.00       31,464.29
18                               120         74.9          45.1            69.15       536,544,797.59       50,626.99
21                               120         60.0          60.0            78.05            22,890.00       22,890.00
24                               120         60.0          60.0            62.73           437,656.58       33,665.89
Total:                           120         75.1          44.8            69.22       543,387,064.05       50,355.58



-------------------------------------------------------------------------


                                 Credit         Percent      Percent
                               Utilization      Cashout       Owner
Maximum Loan Rates (%)            Ratio          Refi        Occupied
---------------------------------------------------------------------
12.75                             99.99         100.0          100.0
12.99                             99.79         100.0          100.0
13.5                              95.05         100.0          100.0
14                                93.75         100.0           72.0
15                                75.04         100.0          100.0
16                                67.75         100.0           93.1
16.5                              79.23         100.0           85.9
17                                77.06         100.0          100.0
18                                61.66          99.8           95.7
21                                25.65         100.0          100.0
24                                74.34         100.0           46.8
Total:                            61.77          99.8           95.6


Minimum: 12.7500
Maximum: 24.0000
Weighted Average: 17.9769

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Weighted
                                                                      % of                                         Average
                                Number of         Aggregate         Aggregate         Average       Weighted       Margin
                                Mortgage          Principal         Principal         Current       Average        (ARMs
Current Loan Balance ($)          Loans            Balance           Balance          Balance        Coupon         only)
-----------------------------------------------------------------------------------------------------------------------------
     0.00                         1,177                  0.00           0.00             0.00         0.000         0.000
     0.01 -   10,000.00           1,444          8,667,149.75           2.58         6,002.18        10.963         3.226
10,000.01 -   20,000.00           2,518         39,093,456.99          11.65        15,525.60        11.498         3.844
20,000.01 -   30,000.00           2,084         51,809,867.51          15.44        24,860.78        10.864         3.143
30,000.01 -   40,000.00           1,071         37,570,893.74          11.19        35,080.20        10.461         2.722
40,000.01 -   50,000.00             898         41,190,217.40          12.27        45,868.84        10.287         2.548
50,000.01 -   60,000.00             381         21,028,881.86           6.26        55,193.92        10.077         2.339
60,000.01 -   70,000.00             263         17,107,392.05           5.10        65,047.12        10.056         2.303
70,000.01 -   80,000.00             221         16,573,392.36           4.94        74,992.73        10.053         2.303
80,000.01 -   90,000.00             139         11,779,671.00           3.51        84,745.83         9.745         2.017
90,000.01 -  100,000.00             198         19,145,088.44           5.70        96,692.37         9.718         1.969
100,000.01 - 110,000.00              58          6,084,221.00           1.81       104,900.36         9.625         1.875
110,000.01 - 120,000.00              56          6,489,699.30           1.93       115,887.49         9.574         1.824
120,000.01 - 130,000.00              40          5,015,391.07           1.49       125,384.78         9.625         1.875
130,000.01 - 140,000.00              36          4,882,289.69           1.45       135,619.16         9.428         1.664
140,000.01 - 150,000.00              40          5,832,646.36           1.74       145,816.16         9.750         1.982
150,000.01 - 200,000.00              90         15,956,471.67           4.75       177,294.13         9.486         1.736
200,000.01 - 250,000.00              31          7,035,484.38           2.10       226,951.11         8.644         0.894
250,000.01 - 300,000.00              15          4,208,321.40           1.25       280,554.76         8.853         1.570
300,000.01 - 350,000.00               8          2,572,998.99           0.77       321,624.87         8.173         0.423
350,000.01 - 400,000.00               8          3,102,871.40           0.92       387,858.93         8.989         1.239
400,000.01 - 450,000.00               2            886,594.72           0.26       443,297.36         7.936         0.186
450,000.01 - 500,000.00               4          1,871,600.29           0.56       467,900.07         8.113         0.363
500,000.01 - 600,000.00               2          1,123,406.25           0.33       561,703.13         9.641         1.891
600,000.01 - 700,000.00               1            689,723.87           0.21       689,723.87         7.750         0.000
900,000.01 - 1,000,000.00             4          3,901,995.16           1.16       975,498.79         8.840         1.090
Greater than 1,000,000.00             2          2,039,812.23           0.61     1,019,906.12         8.005         0.255
Total:                           10,791        335,659,538.88         100.00        31,105.51        10.233         2.508


----------------------------------------------------------------------------------------------------------------------------
                                                 Weighted                    Weighted
                                    Weighted      Average                      Average
                                    Average       Stated        Weighted      Original           Aggregate         Average
                                   Original      Remaining       Average      Combined            Credit           Credit
Current Loan Balance ($)             Term         Term         Seasoning        LTV               Limit            Limit
----------------------------------------------------------------------------------------------------------------------------
     0.00                              0            0.0            0.0          0.00         76,623,468.00       65,100.65
     0.01 -   10,000.00              120           69.7           50.3         67.77         46,925,188.87       32,496.67
10,000.01 -   20,000.00              120           75.0           45.0         74.78         64,603,012.27       25,656.48
20,000.01 -   30,000.00              120           79.2           40.8         72.12         69,082,863.08       33,149.17
30,000.01 -   40,000.00              120           76.4           43.6         70.84         49,405,577.29       46,130.32
40,000.01 -   50,000.00              120           76.0           43.9         68.05         47,754,491.65       53,178.72
50,000.01 -   60,000.00              120           70.4           49.4         69.24         25,699,372.24       67,452.42
60,000.01 -   70,000.00              120           71.4           48.5         71.20         20,717,531.84       78,773.89
70,000.01 -   80,000.00              120           65.2           54.5         68.78         19,360,900.44       87,605.88
80,000.01 -   90,000.00              120           72.8           47.1         67.11         14,581,945.00      104,906.08
90,000.01 -  100,000.00              120           68.7           51.3         63.54         22,310,953.53      112,681.58
100,000.01 - 110,000.00              120           75.3           44.6         72.67          8,760,364.07      151,040.76
110,000.01 - 120,000.00              120           77.1           42.7         68.92          7,832,879.77      139,872.85
120,000.01 - 130,000.00              120           71.5           48.2         71.05          5,711,500.00      142,787.50
130,000.01 - 140,000.00              120           58.5           61.6         69.21          5,809,799.00      161,383.31
140,000.01 - 150,000.00              120           73.7           46.4         68.22          6,644,355.00      166,108.88
150,000.01 - 200,000.00              120           77.9           42.1         66.60         18,325,487.00      203,616.52
200,000.01 - 250,000.00              120           84.7           35.1         56.92          8,433,975.00      272,063.71
250,000.01 - 300,000.00              120           69.0           51.0         67.23          4,727,400.00      315,160.00
300,000.01 - 350,000.00              120           91.9           28.1         67.61          2,668,500.00      333,562.50
350,000.01 - 400,000.00              120           75.6           44.5         58.21          5,347,500.00      668,437.50
400,000.01 - 450,000.00              120          106.5           13.5         71.93          1,030,000.00      515,000.00
450,000.01 - 500,000.00              120           95.9           24.1         59.31          2,000,000.00      500,000.00
500,000.01 - 600,000.00              120           80.4           39.6         72.62          1,130,000.00      565,000.00
600,000.01 - 700,000.00              120          100.0           20.0         58.28            700,000.00      700,000.00
900,000.01 - 1,000,000.00            120           86.2           34.6         54.47          5,000,000.00    1,250,000.00
Greater than 1,000,000.00            120          106.0           14.0         56.54          2,200,000.00    1,100,000.00
Total:                               120           75.1           44.8         69.22        543,387,064.05       50,355.58


-------------------------------------------------------------------------


                                     Credit          Percent     Percent
                                   Utilization       Cashout       Owner
Current Loan Balance ($)              Ratio           Refi       Occupied
-------------------------------------------------------------------------
     0.00                              0.00             0.0         0.0
     0.01 -   10,000.00               18.47            99.9        96.5
10,000.01 -   20,000.00               60.51           100.0        97.4
20,000.01 -   30,000.00               75.00            99.9        96.3
30,000.01 -   40,000.00               76.05           100.0        96.9
40,000.01 -   50,000.00               86.25            99.9        94.8
50,000.01 -   60,000.00               81.83            99.7        96.1
60,000.01 -   70,000.00               82.57           100.0        94.0
70,000.01 -   80,000.00               85.60           100.0        94.6
80,000.01 -   90,000.00               80.78           100.0        97.2
90,000.01 -  100,000.00               85.81           100.0        94.4
100,000.01 - 110,000.00               69.45           100.0        94.7
110,000.01 - 120,000.00               82.85           100.0        93.0
120,000.01 - 130,000.00               87.81           100.0        89.9
130,000.01 - 140,000.00               84.04           100.0       100.0
140,000.01 - 150,000.00               87.78           100.0       100.0
150,000.01 - 200,000.00               87.07           100.0        95.2
200,000.01 - 250,000.00               83.42           100.0        90.1
250,000.01 - 300,000.00               89.02           100.0       100.0
300,000.01 - 350,000.00               96.42           100.0        87.8
350,000.01 - 400,000.00               58.02            87.1       100.0
400,000.01 - 450,000.00               86.08           100.0       100.0
450,000.01 - 500,000.00               93.58           100.0       100.0
500,000.01 - 600,000.00               99.42           100.0       100.0
600,000.01 - 700,000.00               98.53           100.0       100.0
900,000.01 - 1,000,000.00             78.04           100.0        74.8
Greater than 1,000,000.00             92.72           100.0       100.0
Total:                                61.77            99.8        95.6




Minimum: 0
Maximum: 1,039,674
Average: 31,106

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                             % of                                   Average    Weighted
                          Number of        Aggregate        Aggregate     Average     Weighted      Margin     Average
                          Mortgage         Principal        Principal     Current      Average      (ARMs      Original
Credit Limit ($)           Loans            Balance          Balance       Balance     Coupon       only)        Term
---------------------------------------------------------------------------------------------------------------------------
1 - 10,000                     550        3,534,527.58        1.05        6,426.41       12.003      4.295        120
10,001 - 20,000              2,200       28,393,327.57        8.46       12,906.06       12.134      4.502        120
20,001 - 30,000              2,452       46,977,849.09       14.00       19,158.99       11.028      3.319        120
30,001 - 40,000              1,120       30,692,456.74        9.14       27,403.98       10.712      2.976        120
40,001 - 50,000              1,692       50,391,915.49       15.01       29,782.46       10.171      2.431        120
50,001 - 60,000                529       20,692,796.44        6.16       39,116.82       10.185      2.444        120
60,001 - 70,000                303       14,262,063.01        4.25       47,069.51       10.208      2.458        120
70,001 - 80,000                418       20,127,372.09        6.00       48,151.61       10.007      2.258        120
80,001 - 90,000                153        9,175,831.66        2.73       59,972.76        9.928      2.203        120
90,001 - 100,000               566       29,376,057.16        8.75       51,901.16        9.640      1.891        120
100,001 - 110,000               72        4,382,552.11        1.31       60,868.78        9.909      2.159        120
110,001 - 120,000               73        5,655,949.00        1.69       77,478.75        9.844      2.117        120
120,001 - 130,000               81        5,886,759.66        1.75       72,676.05        9.773      2.023        120
130,001 - 140,000               54        4,787,424.92        1.43       88,656.02        9.459      1.709        120
140,001 - 150,000              120        8,297,058.96        2.47       69,142.16        9.584      1.834        120
150,001 - 200,000              235       20,969,946.53        6.25       89,233.82        9.474      1.716        120
200,001 - 250,000               55        5,954,482.56        1.77      108,263.32        8.732      0.982        120
250,001 - 300,000               33        4,566,075.70        1.36      138,365.93        8.795      1.045        120
300,001 - 350,000               26        5,117,813.60        1.52      196,838.98        8.584      0.834        120
350,001 - 400,000               15        3,346,240.38        1.00      223,082.69        8.851      1.688        120
400,001 - 450,000                6          888,224.84        0.26      148,037.47        8.467      0.717        120
450,001 - 500,000               14        2,733,264.44        0.81      195,233.17        8.144      0.369        120
500,001 - 600,000                5        1,738,406.25        0.52      347,681.25        9.218      1.468        120
600,001 - 700,000                4          689,817.24        0.21      172,454.31        7.750      0.000        120
700,001 - 800,000                3            1,293.31        0.00          431.10        7.750      0.000        120
800,001 - 900,000                2           97,870.17        0.03       48,935.09        8.112      0.362        120
900,001 - 1,000,000              6        4,461,697.69        1.33      743,616.28        8.871      1.121        120
Greater than 1,000,000           4        2,460,464.69        0.73      615,116.17        7.834      0.084        120
Total:                      10,791      335,659,538.88      100.00       31,105.51       10.233      2.508        120




--------------------------------------------------------------------------------------------------------------------------------
                        Weighted                   Weighted
                        Average                    Average
                         Stated       Weighted     Original      Aggregate         Average     Credit        Percent    Percent
                        Remaining      Average     Combined        Credit          Credit    Utilization     Cashout      Owner
                           Term       Seasoning      LTV           Limit            Limit      Ratio          Refi      Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 10,000                  63.2         56.9        71.77      5,231,242.93       9,511.35     67.57        100.0       98.5
10,001 - 20,000             72.9         47.1        78.70     36,794,227.38      16,724.65     77.17        100.0       97.7
20,001 - 30,000             79.9         40.1        72.66     63,465,568.58      25,883.18     74.02         99.9       96.4
30,001 - 40,000             74.1         45.9        74.17     40,458,633.79      36,123.78     75.86        100.0       96.8
40,001 - 50,000             78.1         41.8        65.61     81,847,303.68      48,373.11     61.57        100.0       95.4
50,001 - 60,000             69.6         50.2        71.24     29,868,508.94      56,462.21     69.28         99.7       96.5
60,001 - 70,000             71.3         48.6        73.28     20,089,248.96      66,301.15     70.99        100.0       94.6
70,001 - 80,000             66.3         53.5        68.25     31,805,838.32      76,090.52     63.28        100.0       94.4
80,001 - 90,000             67.5         52.5        72.25     13,219,090.10      86,399.28     69.41         99.5       96.4
90,001 - 100,000            71.4         48.6        62.34     56,153,382.00      99,210.92     52.31        100.0       94.5
100,001 - 110,000           73.6         46.1        76.54      7,636,987.60     106,069.27     57.39        100.0       94.6
110,001 - 120,000           73.7         46.2        70.78      8,531,181.77     116,865.50     66.30        100.0       92.0
120,001 - 130,000           66.5         53.1        72.77     10,213,540.00     126,093.09     57.64        100.0       95.7
130,001 - 140,000           65.4         54.8        73.34      7,379,700.00     136,661.11     64.87        100.0       92.3
140,001 - 150,000           72.7         47.2        64.71     17,885,306.00     149,044.22     46.39        100.0       98.6
150,001 - 200,000           79.3         40.6        65.55     44,254,651.00     188,317.66     47.38        100.0       96.0
200,001 - 250,000           80.6         39.2        61.83     12,992,094.00     236,219.89     45.83        100.0       92.4
250,001 - 300,000           81.7         38.3        59.39      9,436,650.00     285,959.09     48.39        100.0       92.1
300,001 - 350,000           84.3         35.7        64.75      8,717,166.00     335,275.62     58.71        100.0       93.9
350,001 - 400,000           79.0         41.0        68.67      5,848,500.00     389,900.00     57.22         88.0      100.0
400,001 - 450,000           77.2         42.8        74.71      2,652,643.00     442,107.17     33.48        100.0      100.0
450,001 - 500,000           93.8         26.2        54.38      7,000,000.00     500,000.00     39.05        100.0      100.0
500,001 - 600,000           88.9         31.1        71.72      2,909,000.00     581,800.00     59.76        100.0      100.0
600,001 - 700,000          100.0         20.0        58.28      2,682,000.00     670,500.00     25.72        100.0      100.0
700,001 - 800,000          119.0          1.0        79.97      2,274,600.00     758,200.00      0.06        100.0      100.0
800,001 - 900,000           83.5         36.5        70.85      1,740,000.00     870,000.00      5.62        100.0      100.0
900,001 - 1,000,000         81.0         39.7        58.59      6,000,000.00   1,000,000.00     74.36        100.0       78.0
Greater than 1,000,000     110.5          9.5        43.63      6,300,000.00   1,575,000.00     39.05        100.0      100.0
Total:                      75.1         44.8        69.22    543,387,064.05      50,355.58     61.77         99.8       95.6



Minimum: 4,200
Maximum: 2,000,000
Average: 50,356
Total: 543,387,064.05


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted                  Weighted
                                                       % of                                    Average      Weighted      Average
Credit                  Number of      Aggregate     Aggregate       Average       Weighted     Margin      Average       Stated
Utilization             Mortgage       Principal     Principal       Current       Average      (ARMs       Original     Remaining
Ratio (%)                 Loans         Balance       Balance        Balance        Coupon      only)         Term         Term
-----------------------------------------------------------------------------------------------------------------------------------
0                       1,186                5.81     0.00              0.00          9.532      1.782        120         80.8
0.001 - 5.000             222          369,798.29     0.11          1,665.76          9.183      1.433        120         79.9
5.001 - 10.000            172        1,148,968.39     0.34          6,680.05          9.192      1.449        120         81.1
10.001 - 15.000           155        1,348,617.76     0.40          8,700.76          9.468      1.705        120         77.6
15.001 - 20.000           166        2,323,620.43     0.69         13,997.71          9.262      1.512        120         82.6
20.001 - 25.000           204        2,783,295.44     0.83         13,643.61          9.502      1.758        120         81.0
25.001 - 30.000           187        3,541,706.18     1.06         18,939.61          9.513      1.744        120         74.7
30.001 - 35.000           171        3,206,425.57     0.96         18,751.03          9.554      1.795        120         75.8
35.001 - 40.000           184        3,965,352.11     1.18         21,550.83          9.559      1.809        120         76.3
40.001 - 45.000           176        4,258,575.82     1.27         24,196.45          9.677      1.942        120         78.7
45.001 - 50.000           174        5,182,365.64     1.54         29,783.71          9.140      1.397        120         88.3
50.001 - 55.000           204        5,388,417.58     1.61         26,413.81          9.676      1.929        120         78.1
55.001 - 60.000           233        6,937,578.53     2.07         29,775.02          9.649      1.899        120         78.1
60.001 - 65.000           222        7,280,517.93     2.17         32,795.13          9.811      2.061        120         76.9
65.001 - 70.000           265        8,909,043.84     2.65         33,619.03          9.804      2.263        120         73.5
70.001 - 75.000           274        8,538,865.42     2.54         31,163.74          9.964      2.287        120         83.4
75.001 - 80.000           328       11,948,583.09     3.56         36,428.61          9.856      2.124        120         77.8
80.001 - 85.000           434       14,725,822.83     4.39         33,930.47          9.988      2.244        120         72.0
85.001 - 90.000           524       19,838,157.45     5.91         37,859.08         10.025      2.267        120         77.6
90.001 - 95.000           973       36,207,393.68    10.79         37,212.12         10.235      2.518        120         73.0
95.001 - 100.000        4,028      175,264,154.37    52.21         43,511.46         10.482      2.754        120         74.0
100.001 - 105.000         280       11,628,498.26     3.46         41,530.35         10.783      3.065        120         75.9
Greater than 105.000       29          863,774.46     0.26         29,785.33         11.318      3.619        120         54.3
Total:                 10,791      335,659,538.88   100.00         31,105.51         10.233      2.508        120         75.1


----------------------------------------------------------------------------------------------------------------------------------
                                          Weighted
                                          Average
Credit                     Weighted       Original       Aggregate         Average        Credit         Percent       Percent
Utilization                Average       Combined          Credit           Credit      Utilization      Cashout        Owner
Ratio (%)                 Seasoning         LTV             Limit           Limit         Ratio           Refi         Occupied
----------------------------------------------------------------------------------------------------------------------------------
            0                39.2          62.40       76,993,168.00      64,918.35         0.00         100.0          70.1
0.001  -  5.000              39.8          64.46       18,142,591.58      81,723.39         2.04         100.0          93.5
5.001  - 10.000              38.8          62.62       14,451,403.00      84,019.78         7.95         100.0          96.1
10.001 - 15.000              42.1          60.44       10,739,912.44      69,289.76        12.56         100.0          98.5
15.001 - 20.000              37.2          57.60       12,893,432.00      77,671.28        18.02         100.0          94.9
20.001 - 25.000              39.0          61.41       12,332,239.00      60,452.15        22.57         100.0          96.9
25.001 - 30.000              45.1          62.36       12,896,000.98      68,962.57        27.46          99.9          97.4
30.001 - 35.000              43.9          59.80        9,857,961.37      57,648.90        32.53         100.0          97.6
35.001 - 40.000              43.8          60.64       10,459,850.65      56,847.01        37.91          99.8          94.9
40.001 - 45.000              41.2          60.71       10,026,610.35      56,969.38        42.47         100.0          96.1
45.001 - 50.000              31.5          58.20       10,931,713.00      62,825.94        47.41         100.0          97.7
50.001 - 55.000              41.6          65.93       10,280,888.00      50,396.51        52.41         100.0          96.6
55.001 - 60.000              41.7          64.59       12,030,434.40      51,632.77        57.67          99.3          96.0
60.001 - 65.000              42.9          62.00       11,649,909.49      52,477.07        62.49         100.0          96.3
65.001 - 70.000              46.4          64.71       13,173,056.72      49,709.65        67.63         100.0          95.6
70.001 - 75.000              36.6          66.77       11,731,370.65      42,815.22        72.79         100.0          96.3
75.001 - 80.000              42.2          65.39       15,426,201.91      47,031.10        77.46         100.0          98.5
80.001 - 85.000              47.9          65.14       17,831,551.38      41,086.52        82.58         100.0          96.1
85.001 - 90.000              42.3          67.13       22,641,391.58      43,208.76        87.62         100.0          94.6
90.001 - 95.000              46.9          69.23       39,009,514.64      40,092.00        92.82         100.0          96.6
95.001 - 100.000             46.0          72.15      177,557,719.72      44,080.86        98.71          99.7          94.9
100.001 - 105.000            44.2          74.28       11,540,825.19      41,217.23       100.76         100.0          97.9
Greater than 105.000         65.7          75.77          789,318.00      27,217.86       109.43         100.0         100.0
Total:                       44.8          69.22      543,387,064.05      50,355.58        61.77          99.8          95.6



Minimum: 0.00
Maximum: 165.49
Weighted Average: 61.77

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted                  Weighted
                                                              % of                             Average     Weighted       Average
Combined                    Number of       Aggregate      Aggregate    Average     Weighted    Margin     Average        Stated
Original                    Mortgage        Principal      Principal    Current      Average    (ARMs      Original      Remaining
Loan-to-Value Ratio (%)      Loans          Balance         Balance     Balance      Coupon     only)        Term          Term
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                1,519       48,611,869.58      14.48       32,002.55     9.926     2.174        120           21.2
0.001 - 5.000                    2            9,802.39       0.00        4,901.20    10.500     2.750        120           81.0
5.001 - 10.000                  41          369,680.00       0.11        9,016.59    10.185     2.435        120           73.1
10.001 - 15.000                 90        1,267,996.01       0.38       14,088.84    10.245     2.495        120           77.3
15.001 - 20.000                152        2,764,833.41       0.82       18,189.69    10.132     2.382        120           80.2
20.001 - 25.000                153        3,655,835.67       1.09       23,894.35     9.880     2.130        120           84.5
25.001 - 30.000                181        4,434,082.03       1.32       24,497.69     9.889     2.147        120           83.6
30.001 - 35.000                191        6,993,775.94       2.08       36,616.63     9.403     1.653        120           81.1
35.001 - 40.000                249        9,182,335.81       2.74       36,876.85     9.593     1.843        120           86.4
40.001 - 45.000                264        9,603,588.22       2.86       36,377.23     9.630     1.867        120           81.7
45.001 - 50.000                313       14,165,437.91       4.22       45,256.99     9.684     1.944        120           82.9
50.001 - 55.000                337       11,071,215.71       3.30       32,852.27     9.968     2.218        120           76.2
55.001 - 60.000                398       14,067,741.36       4.19       35,346.08     9.769     2.031        120           81.8
60.001 - 65.000                496       19,763,562.20       5.89       39,845.89     9.622     1.873        120           82.2
65.001 - 70.000                669       24,369,313.03       7.26       36,426.48     9.925     2.266        120           80.6
70.001 - 75.000                827       30,661,288.34       9.13       37,075.32     9.871     2.123        120           80.1
75.001 - 80.000              2,008       62,354,971.64      18.58       31,053.27     9.909     2.165        120           80.0
80.001 - 85.000              1,078       28,657,190.03       8.54       26,583.66    10.556     2.813        120           86.1
85.001 - 90.000                586       13,685,556.19       4.08       23,354.19    11.550     3.897        120           97.0
90.001 - 95.000                341        8,774,576.50       2.61       25,731.90    12.415     4.810        120           98.8
95.001 - 100.000               884       20,924,102.29       6.23       23,669.80    12.946     5.345        120          101.7
100.001 - 105.000                9          169,259.81       0.05       18,806.65    13.476     5.726        120           97.5
105.001 - 110.000                2           71,461.43       0.02       35,730.71    10.972     3.222        120           47.5
Greater than 110.000             1           30,063.38       0.01       30,063.38    11.250     3.500        120           46.0
Total:                      10,791      335,659,538.88     100.00       31,105.51    10.233     2.508        120           75.1


-------------------------------------------------------------------------------------------------------------------------------
                                             Weighted
                                             Average
Combined                        Weighted     Original        Aggregate         Average        Credit       Percent     Percent
Original                        Average      Combined          Credit           Credit     Utilization     Cashout       Owner
Loan-to-Value Ratio (%)        Seasoning       LTV             Limit            Limit          Ratio         Refi      Occupied
-------------------------------------------------------------------------------------------------------------------------------
Not Available                     98.1          0.00       79,195,139.78      52,136.37        61.38        100.0       100.0
0.001 - 5.000                     39.0          3.85           30,000.00      15,000.00        32.67        100.0       100.0
5.001 - 10.000                    46.9          8.13        1,040,000.00      25,365.85        35.55        100.0        96.4
10.001 - 15.000                   42.8         12.37        2,695,192.10      29,946.58        47.05        100.0        91.8
15.001 - 20.000                   39.8         17.97        5,594,200.00      36,803.95        49.42        100.0        95.3
20.001 - 25.000                   35.5         22.96        6,552,285.00      42,825.39        55.79        100.0        92.5
25.001 - 30.000                   36.4         27.45        8,198,851.00      45,297.52        54.08        100.0        91.4
30.001 - 35.000                   38.9         32.32       11,702,073.00      61,267.40        59.77        100.0        96.7
35.001 - 40.000                   33.7         37.27       16,773,208.78      67,362.28        54.74        100.0        89.5
40.001 - 45.000                   38.4         42.51       18,738,893.55      70,980.66        51.25        100.0        92.7
45.001 - 50.000                   37.1         47.61       21,995,524.00      70,273.24        64.40        100.0        84.8
50.001 - 55.000                   43.9         52.71       20,502,769.13      60,839.08        54.00        100.0        96.3
55.001 - 60.000                   38.2         57.88       27,276,056.47      68,532.81        51.58        100.0        92.4
60.001 - 65.000                   38.0         62.71       33,417,606.30      67,374.21        59.14         97.7        96.1
65.001 - 70.000                   39.5         67.96       46,689,339.74      69,789.75        52.19        100.0        86.6
70.001 - 75.000                   39.9         73.10       51,990,460.80      62,866.34        58.97        100.0        95.3
75.001 - 80.000                   40.1         78.71       99,068,373.06      49,336.84        62.94        100.0        97.3
80.001 - 85.000                   34.0         83.24       39,625,721.21      36,758.55        72.32        100.0        98.6
85.001 - 90.000                   23.0         88.11       17,608,315.31      30,048.32        77.72         99.2        96.6
90.001 - 95.000                   21.2         92.75       10,284,692.20      30,160.39        85.32        100.0        98.6
95.001 - 100.000                  18.4         98.79       24,122,158.12      27,287.51        86.74        100.0        99.7
100.001 - 105.000                 22.5        101.01          181,000.00      20,111.11        93.51        100.0       100.0
105.001 - 110.000                 72.6        105.94           72,000.00      36,000.00        99.25        100.0       100.0
Greater than 110.000              74.0        140.64           33,204.50      33,204.50        90.54        100.0       100.0
Total:                            44.8         69.22      543,387,064.05      50,355.58        61.77         99.8        95.6

Minimum: 0.00
Maximum: 140.64
Weighted Average by Current Balance: 69.22


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------


                                                                                              Weighted                  Weighted
                                                         % of                                 Average     Weighted      Average
                     Number of        Aggregate        Aggregate      Average     Weighted     Margin     Average        Stated
                     Mortgage         Principal        Principal      Current      Average     (ARMs      Original     Remaining
Product                Loans           Balance          Balance       Balance      Coupon      only)        Term         Term
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year           21           237,907.05          0.07      11,328.91     15.736       0.000       120          54.1
ARM - 1 Month         10,770       335,421,631.83         99.93      31,144.07     10.230       2.508       120          75.1
Total:                10,791       335,659,538.88        100.00      31,105.51     10.233       2.508       120          75.1



                                     Weighted
                                     Average
                       Weighted      Original       Aggregate          Average        Credit        Percent      Percent
                        Average      Combined        Credit            Credit       Utilization     Cashout       Owner
Product               Seasoning        LTV            Limit             Limit          Ratio         Refi        Occupied
-------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year          66.0         90.06          279,998.10      13,333.24        84.97        100.0          100.0
ARM - 1 Month            44.8         69.20      543,107,065.95      50,427.77        61.76         99.8           95.6
Total:                   44.8         69.22      543,387,064.05      50,355.58        61.77         99.8           95.6



                                                                                                       Weighted
                                                                    % of                                Average     Weighted
                               Number of        Aggregate        Aggregate     Average      Weighted     Margin     Average
                               Mortgage         Principal        Principal     Current       Average     (ARMs      Original
Payment Type                     Loans           Balance          Balance      Balance       Coupon      only)        Term
-------------------------------------------------------------------------------------------------------------------------------
Interest Only                   10,722       333,979,871.28         99.50     31,149.03      10.233       2.507       120
Principal and Interest (1)          69         1,679,667.60          0.50     24,343.01      10.382       2.695       120
Total:                          10,791       335,659,538.88        100.00     31,105.51      10.233       2.508       120



                              Weighted                 Weighted
                               Average                 Average
                                Stated     Weighted    Original     Aggregate       Average       Credit     Percent     Percent
                              Remaining     Average    Combined      Credit         Credit     Utilization   Cashout      Owner
Payment Type                    Term      Seasoning      LTV          Limit          Limit         Ratio       Refi      Occupied
---------------------------------------------------------------------------------------------------------------------------------
Interest Only                   75.3         44.6       69.20     540,717,382.07    50,430.65     61.77        99.8        95.6
Principal and Interest (1)      35.1         84.9       75.80       2,669,681.98    38,691.04     62.92       100.0       100.0
Total:                          75.1         44.8       69.22     543,387,064.05    50,355.58     61.77        99.8        95.6




(1) Pays 0.5% outstanding principal balance monthly.


                                                                                         Weighted                 Weighted
                                                        % of                              Average    Weighted     Average
                        Number of      Aggregate     Aggregate    Average    Weighted     Margin      Average      Stated
                        Mortgage       Principal     Principal    Current     Average     (ARMs      Original     Remaining
Index                     Loans         Balance       Balance     Balance     Coupon      only)        Term        Term
------------------------------------------------------------------------------------------------------------------------------
Prime Rate - WSJ         10,770     335,421,631.83      99.93    31,144.07    10.230       2.508        120        75.1
Fixed Rate                   21         237,907.05       0.07    11,328.91    15.736       0.000        120        54.1
Total:                   10,791     335,659,538.88     100.00    31,105.51    10.233       2.508        120        75.1



                                       Weighted
                                       Average
                         Weighted      Original        Aggregate         Average        Credit         Percent      Percent
                          Average       Combined         Credit           Credit      Utilization      Cashout       Owner
Index                    Seasoning        LTV             Limit           Limit         Ratio          Refi        Occupied
----------------------------------------------------------------------------------------------------------------------------
Prime Rate - WSJ            44.8         69.20        543,107,065.95     50,427.77      61.76          99.8           95.6
Fixed Rate                  66.0         90.06            279,998.10     13,333.24      84.97         100.0          100.0
Total:                      44.8         69.22        543,387,064.05     50,355.58      61.77          99.8           95.6



-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------




                                                                                             Weighted                 Weighted
                                                        % of                                 Average      Weighted     Average
                    Number of         Aggregate       Aggregate     Average      Weighted    Margin       Average       Stated
                    Mortgage          Principal       Principal     Current       Average    (ARMs        Original     Remaining
Seasoning            Loans            Balance         Balance       Balance       Coupon     only)         Term         Term
----------------------------------------------------------------------------------------------------------------------------------
0                        7           398,334.27         0.12       56,904.90       9.196      1.446         120        120.0
1 - 3                  717        24,212,273.07         7.21       33,768.86       9.271      1.549         120        118.3
4 - 6                  454        14,278,756.64         4.25       31,451.01      10.000      2.319         120        115.1
7 - 9                  402        12,816,065.64         3.82       31,880.76       9.979      2.228         120        112.0
10 -12                 480        15,395,488.65         4.59       32,073.93      10.252      2.508         120        109.0
13 - 15                454        17,125,543.00         5.10       37,721.46      10.105      2.352         120        106.2
16 - 18                316        11,230,243.38         3.35       35,538.74       9.791      2.079         120        102.9
19 - 21                362        13,761,625.80         4.10       38,015.54       9.789      2.049         120         99.8
22 - 24                431        13,474,288.04         4.01       31,262.85      10.464      2.754         120         97.0
25 - 27                374        11,911,654.21         3.55       31,849.34      10.448      2.698         120         94.1
28 - 30                447        13,046,214.37         3.89       29,186.16      10.464      2.750         120         91.1
31 - 33                424        12,910,381.24         3.85       30,449.01      10.355      2.633         120         88.0
34 - 36                466        13,048,336.54         3.89       28,000.72      10.718      2.968         120         85.2
37 - 39                241         6,725,184.28         2.00       27,905.33      10.863      3.130         120         82.2
40 - 42                256         7,353,931.49         2.19       28,726.29      10.651      2.901         120         78.9
43 - 45                249         8,465,805.74         2.52       33,999.22      10.330      2.580         120         75.9
46 - 48                217         6,833,002.22         2.04       31,488.49      10.944      3.194         120         73.1
49 - 51                133         4,620,509.47         1.38       34,740.67      11.197      3.447         120         70.2
52 - 54                152         3,853,844.39         1.15       25,354.24      11.358      3.608         120         67.1
55 - 57                151         4,070,299.72         1.21       26,955.63      11.477      3.806         120         64.2
58 - 60                181         5,684,847.44         1.69       31,408.00      10.876      3.460         120         61.2
61 - 63                128         3,405,297.20         1.01       26,603.88      10.807      3.541         120         58.3
64 - 66                133         4,364,568.33         1.30       32,816.30      10.390      2.961         120         55.0
67 - 69                148         4,906,234.14         1.46       33,150.23      11.136      3.296         120         51.9
70 - 72                198         6,426,149.16         1.91       32,455.30      10.961      3.188         120         49.3
73 - 75                171         6,584,440.98         1.96       38,505.50      10.426      2.676         120         46.6
76 - 78                261         6,114,956.26         1.82       23,428.95      10.474      2.724         120         42.9
79 - 81                418        10,115,667.48         3.01       24,200.16      10.184      2.432         120         39.9
82 - 84                505        13,341,814.29         3.97       26,419.43      10.184      2.438         120         37.3
85 - 87                408        10,783,459.26         3.21       26,430.05      10.073      2.325         120         34.1
88 - 90                345         9,570,092.96         2.85       27,739.40       9.941      2.189         120         31.3
91 - 93                297         8,528,055.91         2.54       28,713.99       9.950      2.200         120         28.2
94 - 96                198         6,643,225.52         1.98       33,551.64      10.190      2.440         120         25.5
97 - 99                140         4,117,943.55         1.23       29,413.88      10.403      2.637         120         22.3
100 - 102              105         3,121,065.63         0.93       29,724.43      10.224      2.474         120         19.1
103 - 105               77         2,605,574.52         0.78       33,838.63      10.022      2.272         120         16.1
106 - 108               74         3,360,528.86         1.00       45,412.55      10.126      2.376         120         13.2
109 - 111              271        10,453,835.23         3.11       38,575.04       9.317      1.566         120          6.8
Total:              10,791       335,659,538.88       100.00       31,105.51      10.233      2.508         120         75.1



                                    Weighted
                                    Average
                      Weighted      Original      Aggregate       Average        Credit        Percent    Percent
                       Average      Combined       Credit         Credit       Utilization     Cashout     Owner
Seasoning            Seasoning        LTV           Limit          Limit          Ratio         Refi      Occupied
-------------------------------------------------------------------------------------------------------------------
0                        0.0         80.51         637,700.00    91,100.00        62.46        100.0        74.9
1 - 3                    1.7         71.98      45,896,307.53    64,011.59        52.75         98.2        96.4
4 - 6                    4.9         72.76      23,699,360.50    52,201.23        60.25         99.4        91.7
7 - 9                    8.0         72.03      20,587,261.81    51,212.09        62.25        100.0        96.7
10 -12                  11.0         73.10      25,080,058.00    52,250.12        61.39        100.0        94.1
13 - 15                 13.8         71.72      23,575,895.93    51,929.29        72.64        100.0        93.8
16 - 18                 17.1         69.25      17,579,354.33    55,630.87        63.88        100.0        96.1
19 - 21                 20.2         69.67      20,921,295.70    57,793.63        65.78        100.0        94.0
22 - 24                 23.1         71.64      20,246,799.97    46,976.33        66.55        100.0        93.7
25 - 27                 25.9         67.63      19,326,795.36    51,675.92        61.63        100.0        89.2
28 - 30                 28.9         68.91      21,816,017.00    48,805.41        59.80        100.0        91.4
31 - 33                 32.1         68.64      23,206,728.32    54,732.85        55.63         99.6        93.7
34 - 36                 34.9         69.67      21,247,993.99    45,596.55        61.41        100.0        95.7
37 - 39                 37.9         68.43      10,201,885.53    42,331.48        65.92        100.0        94.8
40 - 42                 41.1         67.90      12,424,806.00    48,534.40        59.19        100.0        90.0
43 - 45                 44.1         67.25      14,262,901.19    57,280.73        59.36        100.0        86.0
46 - 48                 46.9         69.02      10,671,636.73    49,178.05        64.03        100.0        93.9
49 - 51                 49.9         69.39       6,332,216.00    47,610.65        72.97        100.0        97.0
52 - 54                 53.0         65.53       5,524,986.00    36,348.59        69.75        100.0        92.2
55 - 57                 55.9         71.33       5,941,971.24    39,350.80        68.50        100.0        90.2
58 - 60                 59.0         69.58       8,474,055.70    46,817.99        67.09        100.0        92.3
61 - 63                 61.8         74.78       5,313,791.78    41,514.00        64.08        100.0        91.6
64 - 66                 65.1         69.43       6,314,506.00    47,477.49        69.12        100.0       100.0
67 - 69                 68.1         70.69       7,151,257.26    48,319.31        68.61        100.0       100.0
70 - 72                 70.9         68.98       9,577,317.00    48,370.29        67.10        100.0       100.0
73 - 75                 74.1         66.78       9,911,684.50    57,963.07        66.43        100.0       100.0
76 - 78                 77.3         64.38      12,542,470.68    48,055.44        48.75        100.0       100.0
79 - 81                 80.2         61.29      17,445,137.67    41,734.78        57.99        100.0       100.0
82 - 84                 82.8         62.43      21,583,487.10    42,739.58        61.81        100.0       100.0
85 - 87                 85.9         64.88      17,043,434.97    41,773.12        63.27        100.0       100.0
88 - 90                 88.9         61.45      15,492,340.86    44,905.34        61.77        100.0       100.0
91 - 93                 92.0          0.00      13,526,943.18    45,545.26        63.04        100.0       100.0
94 - 96                 94.6          0.00      10,631,802.73    53,695.97        62.48        100.0       100.0
97 - 99                 97.9          0.00       6,126,316.49    43,759.40        67.22        100.0       100.0
100 - 102              101.2          0.00       5,194,581.00    49,472.20        60.08        100.0       100.0
103 - 105              104.0          0.00       4,166,716.00    54,113.19        62.53        100.0       100.0
106 - 108              107.0          0.00       4,890,000.00    66,081.08        68.72        100.0       100.0
109 - 111              109.0          0.00      18,819,250.00    69,443.73        55.55        100.0       100.0
Total:                  44.8         69.22     543,387,064.05    50,355.58        61.77         99.8        95.6


Minimum: 0
Maximum: 110
Weighted Average: 44.8

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------


                                                                                                    Weighted
                                                          % of                                      Average     Weighted
                        Number of       Aggregate       Aggregate       Average        Weighted      Margin     Average
Remaining Term          Mortgage        Principal       Principal       Current         Average      (ARMs      Original
to Stated Maturity        Loans          Balance         Balance        Balance         Coupon       only)        Term
--------------------------------------------------------------------------------------------------------------------------
0                            12          246,671.58        0.07         20,555.97        9.364        1.614       120
1 - 12                      278       10,994,026.24        3.28         39,546.86        9.359        1.608       120
13 - 24                     412       13,393,772.68        3.99         32,509.16       10.217        2.462       120
25 - 36                   1,360       37,508,054.54       11.17         27,579.45       10.038        2.288       120
37 - 48                   1,266       34,475,061.89       10.27         27,231.49       10.310        2.556       120
49 - 60                     595       19,000,067.43        5.66         31,932.89       10.844        3.267       120
61 - 72                     630       19,117,872.01        5.70         30,345.83       11.205        3.538       120
73 - 84                   1,035       30,545,003.50        9.10         29,512.08       10.701        2.955       120
85 - 96                   1,720       52,370,409.88       15.60         30,447.91       10.445        2.714       120
97 - 108                  1,601       56,617,716.81       16.87         35,363.97       10.057        2.323       120
109 - 120                 1,882       61,390,882.32       18.29         32,620.02        9.731        2.010       120
Total:                   10,791      335,659,538.88      100.00         31,105.51       10.233        2.508       120



                          Weighted                 Weighted
                           Average                 Average
                           Stated     Weighted     Original      Aggregate      Average       Credit     Percent      Percent
Remaining Term            Remaining    Average      Combined        Credit        Credit    Utilization   Cashout      Owner
to Stated Maturity          Term      Seasoning        LTV          Limit         Limit        Ratio       Refi       Occupied
------------------------------------------------------------------------------------------------------------------------------
0                           0.0        109.0          0.00        716,000.00    59,666.67      34.45      100.0        100.0
1 - 12                      7.3        108.9          0.00     19,073,250.00    68,608.81      57.64      100.0        100.0
13 - 24                    18.8        101.4          0.00     21,251,413.49    51,581.10      63.03      100.0        100.0
25 - 36                    30.9         89.2         64.02     60,701,470.84    44,633.43      61.79      100.0        100.0
37 - 48                    41.3         78.9         63.44     58,063,698.85    45,863.90      59.37      100.0        100.0
49 - 60                    53.6         66.5         70.86     27,435,334.04    46,109.81      69.25      100.0         97.8
61 - 72                    66.4         53.7         68.76     27,604,072.94    43,815.99      69.26      100.0         92.6
73 - 84                    78.5         41.5         68.47     50,163,280.45    48,466.94      60.89      100.0         91.4
85 - 96                    90.4         29.6         68.78     86,583,374.67    50,339.17      60.49       99.9         92.9
97 - 108                  102.8         17.2         70.69     86,247,848.89    53,871.24      65.65      100.0         94.1
109 - 120                 114.9          5.1         72.63    105,547,319.88    56,082.53      58.16       99.2         94.8
Total:                     75.1         44.8         69.22    543,387,064.05    50,355.58      61.77       99.8         95.6


Minimum: 0
Maximum: 120
Weighted Average: 75.1


                                                                                                Weighted                 Weighted
                                                           % of                                  Average    Weighted     Average
                           Number of      Aggregate      Aggregate     Average    Weighted        Margin    Average      Stated
                           Mortgage       Principal      Principal     Current     Average        (ARMs     Original    Remaining
Year of Origination          Loans         Balance        Balance      Balance     Coupon         only)       Term        Term
----------------------------------------------------------------------------------------------------------------------------------
1989                          157       5,725,694.25        1.71     36,469.39       9.295        1.544        120         4.4
1990                          370      13,815,309.99        4.12     37,338.68       9.860        2.110        120        13.9
1991                          980      28,859,317.94        8.60     29,448.28      10.067        2.314        120        27.7
1992                        1,592      40,355,897.29       12.02     25,349.18      10.198        2.449        120        38.0
1993                          649      22,239,414.89        6.63     34,267.20      10.731        3.017        120        50.2
1994                          613      17,056,266.47        5.08     27,824.25      11.112        3.588        120        62.7
1995                          855      27,273,248.92        8.13     31,898.54      10.717        2.967        120        75.0
1996                        1,578      45,730,116.43       13.62     28,979.79      10.564        2.835        120        87.2
1997                        1,483      50,377,811.43       15.01     33,970.20      10.126        2.398        120        98.4
1998                        1,776      59,066,036.34       17.60     33,257.90      10.090        2.354        120       110.2
1999                          738      25,160,424.93        7.50     34,092.72       9.290        1.573        120       118.3
Total:                     10,791     335,659,538.88      100.00     31,105.51      10.233        2.508        120        75.1



                                         Weighted
                                         Average
                         Weighted        Original          Aggregate        Average        Credit        Percent     Percent
                         Average         Combined           Credit          Credit       Utilization     Cashout      Owner
Year of Origination     Seasoning          LTV               Limit           Limit          Ratio         Refi       Occupied
------------------------------------------------------------------------------------------------------------------------------
1989                      109.0           0.00           11,097,050.00      70,681.85       51.60         100.0        100.0
1990                      105.8           0.00           21,973,497.00      59,387.83       62.87         100.0        100.0
1991                       92.4          61.45           45,777,403.26      46,711.64       63.04         100.0        100.0
1992                       82.2          63.06           68,614,530.42      43,099.58       58.82         100.0        100.0
1993                       70.1          68.79           32,912,764.76      50,713.04       67.57         100.0        100.0
1994                       57.4          70.13           25,296,804.72      41,267.22       67.42         100.0         91.7
1995                       45.0          68.23           43,691,559.92      51,101.24       62.42         100.0         90.9
1996                       32.8          68.98           76,472,624.84      48,461.74       59.80          99.9         93.8
1997                       21.6          69.62           78,074,245.36      52,646.15       64.53         100.0         93.3
1998                        9.8          72.48           91,993,978.24      51,798.41       64.21          99.9         93.9
1999                        1.7          71.92           47,482,605.53      64,339.57       52.99          98.3         96.1
Total:                     44.8          69.22          543,387,064.05      50,355.58       61.77          99.8         95.6



Minimum: 1989-04-25
Maximum: 1999-04-01
Weighted Average: 1995-07-21


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



                                                                                         Weighted                  Weighted
                                                   % of                                  Average      Weighted     Average
               Number of         Aggregate      Aggregate      Average      Weighted      Margin      Average       Stated
Maturity       Mortgage          Principal      Principal      Current       Average      (ARMs       Original    Remaining
Date             Loans            Balance        Balance       Balance       Coupon       only)         Term        Term
----------------------------------------------------------------------------------------------------------------------------------
1999              148          5,314,556.47        1.58       35,909.17       9.296        1.544        120         4.1
2000              348         13,171,518.91        3.92       37,849.19       9.821        2.071        120        13.2
2001              861         25,289,357.21        7.53       29,372.08      10.094        2.340        120        26.6
2002            1,665         43,195,950.52       12.87       25,943.51      10.149        2.400        120        37.1
2003              666         22,451,187.14        6.69       33,710.49      10.735        3.040        120        49.3
2004              627         17,346,002.53        5.17       27,665.08      11.084        3.536        120        61.6
2005              827         26,601,896.36        7.93       32,166.74      10.729        2.979        120        74.3
2006            1,488         42,466,421.82       12.65       28,539.26      10.577        2.850        120        86.3
2007            1,538         51,756,160.13       15.42       33,651.60      10.174        2.442        120        97.3
2008            1,729         57,814,829.57       17.22       33,438.31      10.097        2.362        120       109.3
2009              894         30,251,658.22        9.01       33,838.54       9.398        1.683        120       117.9
Total:         10,791        335,659,538.88      100.00       31,105.51      10.233        2.508        120        75.1


                               Weighted
                                Average
                   Weighted    Original       Aggregate        Average        Credit       Percent     Percent
Maturity           Average      Combined        Credit          Credit      Utilization    Cashout     Owner
Date              Seasoning       LTV            Limit           Limit         Ratio        Refi       Occupied
-----------------------------------------------------------------------------------------------------------------
1999               109.0          0.00       10,463,050.00     70,696.28       50.79       100.0         100.0
2000               106.4          0.00       21,001,691.00     60,349.69       62.72       100.0         100.0
2001                93.5          0.00       40,439,604.94     46,968.18       62.54       100.0         100.0
2002                83.0         62.89       71,362,636.95     42,860.44       60.53       100.0         100.0
2003                71.0         68.23       34,578,299.55     51,919.37       64.93       100.0         100.0
2004                58.4         71.09       26,064,670.72     41,570.45       66.55       100.0          91.8
2005                45.7         68.10       41,486,845.92     50,165.47       64.12       100.0          91.0
2006                33.8         68.72       72,474,199.84     48,705.78       58.60        99.9          94.4
2007                22.7         69.46       79,810,638.51     51,892.48       64.85       100.0          92.6
2008                10.7         72.18       90,127,446.23     52,126.92       64.15       100.0          94.0
2009                 2.1         72.51       55,577,980.39     62,167.76       54.43        98.4          96.1
Total:              44.8         69.22      543,387,064.05     50,355.58       61.77        99.8          95.6



Minimum: 1999-05-17
Maximum: 2009-05-01
Weighted Average: 2005-08-21



-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------



                                                                                                            Weighted
                                                                    % of                                    Average     Weighted
                               Number of        Aggregate        Aggregate      Average        Weighted      Margin     Average
                               Mortgage         Principal        Principal      Current         Average      (ARMs      Original
Geographic Distribution          Loans           Balance          Balance       Balance         Coupon       only)        Term
---------------------------------------------------------------------------------------------------------------------------------
California                       2,448        98,295,376.97         29.28      40,153.34         9.863        2.135        120
New York                           978        35,021,783.22         10.43      35,809.59        10.229        2.485        120
Florida                            897        23,090,574.61          6.88      25,742.00        10.427        2.717        120
New Jersey                         652        21,026,816.06          6.26      32,249.72        10.084        2.349        120
Illinois                           721        19,299,430.07          5.75      26,767.59        10.627        3.017        120
Michigan                           449        11,582,673.99          3.45      25,796.60        10.574        2.847        120
Hawaii                             258        10,711,618.94          3.19      41,517.90        10.204        2.454        120
Pennsylvania                       351         7,906,278.26          2.36      22,525.01        10.428        2.697        120
Georgia                            281         7,454,706.82          2.22      26,529.21        10.737        3.021        120
Colorado                           210         7,374,051.64          2.20      35,114.53         9.969        2.254        120
Washington                         262         7,247,178.42          2.16      27,660.99        10.372        2.627        120
Maryland                           242         6,791,381.85          2.02      28,063.56        10.357        2.607        120
Connecticut                        159         6,096,435.48          1.82      38,342.36        10.079        2.329        120
Arizona                            218         5,795,816.18          1.73      26,586.31        10.190        2.440        120
Virginia                           204         5,566,179.12          1.66      27,285.19        10.596        2.827        120
Massachusetts                      172         5,349,157.60          1.59      31,099.75        10.490        2.740        120
North Carolina                     203         4,808,657.23          1.43      23,687.97        10.904        3.255        120
Oregon                             128         4,076,518.02          1.21      31,847.80        10.220        2.470        120
Missouri                           186         3,665,437.40          1.09      19,706.65        10.802        3.161        120
Nevada                             112         3,479,307.63          1.04      31,065.25         9.955        2.205        120
Ohio                               134         3,397,113.44          1.01      25,351.59        11.083        3.311        120
Indiana                            130         3,334,583.66          0.99      25,650.64        10.836        3.089        120
New Mexico                         137         3,319,003.46          0.99      24,226.30        10.227        2.477        120
Wisconsin                          106         2,690,398.13          0.80      25,381.11        10.715        2.965        120
Minnesota                          113         2,591,311.25          0.77      22,931.96        10.505        2.755        120
Louisiana                          104         2,475,228.51          0.74      23,800.27        11.091        3.341        120
Alabama                            106         2,391,591.58          0.71      22,562.18        10.896        3.146        120
Oklahoma                           107         2,372,805.20          0.71      22,175.75        10.529        2.794        120
Tennessee                          100         1,979,746.09          0.59      19,797.46        10.949        3.199        120
South Carolina                      73         1,784,738.47          0.53      24,448.47        10.301        2.551        120
Utah                                42         1,645,644.37          0.49      39,182.01         9.416        1.666        120
Alaska                              49         1,640,991.12          0.49      33,489.61         9.820        2.070        120
Kansas                              64         1,592,522.41          0.47      24,883.16        10.566        2.819        120
Vermont                             53         1,272,636.89          0.38      24,012.02         9.922        2.172        120
Delaware                            52         1,207,355.61          0.36      23,218.38        10.267        2.565        120
New Hampshire                       39         1,068,663.94          0.32      27,401.64        10.208        2.458        120
Maine                               38         1,032,083.17          0.31      27,160.08        10.229        2.479        120
Iowa                                39           941,468.89          0.28      24,140.23        10.717        3.001        120
Idaho                               42           859,288.38          0.26      20,459.25        10.328        2.693        120
Montana                             25           591,707.47          0.18      23,668.30        10.169        2.419        120
Rhode Island                        19           559,808.14          0.17      29,463.59        10.332        2.582        120
Mississippi                         29           555,243.21          0.17      19,146.32        11.225        3.475        120
Kentucky                            21           490,683.05          0.15      23,365.86        11.063        3.313        120
Nebraska                            16           472,347.59          0.14      29,521.72        10.339        2.589        120
Wyoming                             11           463,862.03          0.14      42,169.28        10.398        2.648        120
South Dakota                         5           163,435.49          0.05      32,687.10         9.440        1.690        120
North Dakota                         4            86,986.44          0.03      21,746.61         9.585        1.835        120
West Virginia                        1            38,861.38          0.01      38,861.38         9.740        1.990        120
District of Columbia                 1                50.00          0.00          50.00        11.250        3.500        120
Total:                          10,791       335,659,538.88        100.00      31,105.51        10.233        2.508        120



                             Weighted                    Weighted
                              Average                    Average
                              Stated       Weighted      Original        Aggregate           Average         Credit
                             Remaining     Average       Combined          Credit             Credit      Utilization
Geographic Distribution        Term       Seasoning        LTV             Limit              Limit           Ratio
-----------------------------------------------------------------------------------------------------------------------
California                     69.8          50.1         67.07        169,109,184.40       69,080.55         58.13
New York                       70.0          49.8         66.36         48,696,081.70       49,791.49         71.92
Florida                        77.9          42.1         71.18         35,690,007.79       39,788.19         64.70
New Jersey                     77.0          43.0         67.75         37,142,629.22       56,967.22         56.61
Illinois                       71.8          48.1         72.68         30,229,311.92       41,926.92         63.84
Michigan                       82.3          37.7         71.10         16,239,808.69       36,168.84         71.32
Hawaii                         59.1          61.0         62.80         19,218,154.00       74,488.97         55.74
Pennsylvania                   80.2          39.8         69.09         13,513,781.22       38,500.80         58.51
Georgia                        78.0          42.0         74.90         11,074,176.69       39,409.88         67.32
Colorado                       90.3          29.7         68.22         11,604,261.00       55,258.39         63.55
Washington                     82.2          37.8         70.92         12,233,816.58       46,693.96         59.24
Maryland                       70.7          49.3         70.12         10,426,701.58       43,085.54         65.13
Connecticut                    81.5          38.6         66.29         10,071,706.24       63,344.06         60.53
Arizona                        89.4          30.5         75.32         10,140,455.24       46,515.85         57.16
Virginia                       75.4          44.4         72.82          8,344,592.23       40,904.86         66.70
Massachusetts                  75.7          44.3         70.06          8,117,153.44       47,192.75         65.90
North Carolina                 74.5          45.5         72.77          6,951,280.88       34,242.76         69.18
Oregon                         81.1          38.9         66.98          6,758,172.00       52,798.22         60.32
Missouri                       77.4          42.5         74.86          6,063,072.00       32,597.16         60.46
Nevada                         86.9          33.0         71.29          5,534,908.08       49,418.82         62.86
Ohio                           81.1          38.9         74.29          5,461,697.75       40,758.94         62.20
Indiana                        81.1          38.8         76.50          4,270,345.82       32,848.81         78.09
New Mexico                     87.3          32.7         67.73          7,481,020.97       54,605.99         44.37
Wisconsin                      80.7          39.3         70.52          3,911,047.70       36,896.68         68.79
Minnesota                      84.8          35.0         72.15          4,168,383.48       36,888.35         62.17
Louisiana                      83.2          37.0         74.01          3,560,082.42       34,231.56         69.53
Alabama                        81.5          38.4         76.80          3,617,846.13       34,130.62         66.11
Oklahoma                       66.9          53.0         75.57          3,194,465.28       29,854.82         74.28
Tennessee                      84.7          35.2         74.00          3,992,831.94       39,928.32         49.58
South Carolina                 79.6          40.5         73.98          2,957,121.00       40,508.51         60.35
Utah                           98.5          21.6         59.47          2,321,509.00       55,274.02         70.89
Alaska                         84.8          35.2         72.65          3,369,407.88       68,763.43         48.70
Kansas                         81.3          38.8         76.41          2,480,108.00       38,751.69         64.21
Vermont                        94.4          25.6         64.00          2,862,288.00       54,005.43         44.46
Delaware                       84.2          35.8         70.47          2,006,070.00       38,578.27         60.19
New Hampshire                  94.8          25.2         66.50          1,571,405.00       40,292.44         68.01
Maine                          68.6          51.4         60.69          1,295,700.00       34,097.37         79.65
Iowa                           88.4          31.6         75.10          1,270,204.00       32,569.33         74.12
Idaho                          92.8          27.2         69.68          1,705,723.78       40,612.47         50.38
Montana                        87.6          32.4         67.73            798,400.00       31,936.00         74.11
Rhode Island                  103.7          16.3         82.20          1,040,349.00       54,755.21         53.81
Mississippi                    89.6          30.5         74.28            716,818.00       24,717.86         77.46
Kentucky                       97.1          22.9         71.29            597,952.00       28,473.90         82.06
Nebraska                      104.5          15.5         75.36            541,300.00       33,831.25         87.26
Wyoming                        55.5          64.5         53.99            639,500.00       58,136.36         72.54
South Dakota                   99.2          20.8         71.38            195,050.00       39,010.00         83.79
North Dakota                  102.9          17.1         82.81            110,982.00       27,745.50         78.38
West Virginia                 115.0           5.0         80.00             39,200.00       39,200.00         99.14
District of Columbia          117.0           3.0         91.83             51,000.00       51,000.00          0.10
Total:                         75.1          44.8         69.22        543,387,064.05       50,355.58         61.77


                                 Percent     Percent
                                Cashout      Owner
                                  Refi       Occupied
------------------------------------------------------
 California                        99.6          95.0
 New York                          99.9          97.5
 Florida                          100.0          96.3
 New Jersey                        99.8          96.4
 Illinois                         100.0          97.6
 Michigan                         100.0          96.8
 Hawaii                           100.0          93.7
 Pennsylvania                     100.0          93.8
 Georgia                          100.0          96.7
 Colorado                         100.0          91.2
 Washington                        99.2          93.3
 Maryland                         100.0          97.0
 Connecticut                      100.0          94.3
 Arizona                          100.0          96.7
 Virginia                         100.0          96.0
 Massachusetts                    100.0          97.7
 North Carolina                   100.0          95.3
 Oregon                           100.0          96.1
 Missouri                         100.0          95.3
 Nevada                           100.0          92.9
 Ohio                             100.0          98.3
 Indiana                          100.0          96.9
 New Mexico                       100.0          93.8
 Wisconsin                        100.0          92.5
 Minnesota                        100.0          98.7
 Louisiana                        100.0          97.4
 Alabama                          100.0          95.9
 Oklahoma                         100.0          96.6
 Tennessee                        100.0          98.6
 South Carolina                   100.0          91.4
 Utah                             100.0          69.9
 Alaska                           100.0          94.9
 Kansas                           100.0         100.0
 Vermont                          100.0          99.6
 Delaware                         100.0          95.4
 New Hampshire                    100.0          89.0
 Maine                            100.0          87.0
 Iowa                             100.0          95.1
 Idaho                            100.0         100.0
 Montana                          100.0         100.0
 Rhode Island                     100.0          98.3
 Mississippi                      100.0          96.9
 Kentucky                         100.0         100.0
 Nebraska                         100.0         100.0
 Wyoming                          100.0         100.0
 South Dakota                     100.0         100.0
 North Dakota                     100.0         100.0
 West Virginia                    100.0           0.0
 District of Columbia             100.0         100.0
 Total:                            99.8          95.6


 Number of Geographic Locations Represented: 49


                                                                                                                     Weighted
                                                                           % of                                      Average
                                Number of         Aggregate           Aggregate        Average        Weighted       Margin
                                Mortgage          Principal           Principal        Current         Average       (ARMs
Property Type                     Loans            Balance             Balance         Balance         Coupon        only)
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           10,180        318,122,767.25           94.78       31,249.78          10.225        2.499
Condo                                298          8,875,408.88            2.64       29,783.25          10.118        2.410
2-4 Family                           196          5,703,231.08            1.70       29,098.12          10.613        2.866
Townhouse                            117          2,958,131.67            0.88       25,283.18          10.763        3.051
Total:                            10,791        335,659,538.88          100.00       31,105.51          10.233        2.508




                                            Weighted                      Weighted
                             Weighted       Average                      Average
                            Average         Stated         Weighted      Original        Aggregate            Average
                            Original       Remaining       Average       Combined         Credit              Credit
Property Type                 Term           Term         Seasoning        LTV             Limit               Limit
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence        120           74.2            45.7           69.25        515,681,126.39      50,656.30
Condo                          120           90.8            29.2           70.36         14,248,469.50      47,813.66
2-4 Family                     120           91.6            28.4           64.53          8,701,825.16      44,397.07
Townhouse                      120           90.0            30.0           71.83          4,755,643.00      40,646.52
Total:                         120           75.1            44.8           69.22        543,387,064.05      50,355.58


                               Credit         Percent      Percent
                             Utilization      Cashout       Owner
Property Type                   Ratio          Refi        Occupied
--------------------------------------------------------------------------
Single Family Residence       61.69          99.8         96.4
Condo                         62.29         100.0         79.6
2-4 Family                    65.54         100.0         78.8
Townhouse                     62.20         100.0         92.3
Total:                        61.77          99.8         95.6




                                                                                                    Weighted
                                                          % of                                      Average         Weighted
                    Number of        Aggregate         Aggregate        Average      Weighted       Margin         Average
                    Mortgage         Principal         Principal        Current       Average       (ARMs          Original
Occupancy            Loans           Balance           Balance          Balance       Coupon         only)           Term
--------------------------------------------------------------------------------------------------------------------------------
Primary              10,396       320,976,726.71          95.63       30,875.02        10.237         2.513           120
Investment              395        14,682,812.17           4.37       37,171.68        10.152         2.405           120
Total:               10,791       335,659,538.88         100.00       31,105.51        10.233         2.508           120



                Weighted                   Weighted
                 Average                   Average
                 Stated        Weighted    Original         Aggregate          Average        Credit        Percent     Percent
               Remaining      Average     Combined          Credit            Credit       Utilization     Cashout      Owner
Occupancy        Term        Seasoning      LTV              Limit             Limit          Ratio         Refi       Occupied
--------------------------------------------------------------------------------------------------------------------------------
Primary          74.3           45.6         69.70      520,546,459.89      50,071.80          61.66         99.8         100.0
Investment       93.0           27.0         60.21       22,840,604.16      57,824.31          64.28         99.8           0.0
Total:           75.1           44.8         69.22      543,387,064.05      50,355.58          61.77         99.8          95.6




-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE
MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH
OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
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TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In
the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------


                                                                                                         Weighted
                                                                % of                                     Average        Weighted
                     Number of          Aggregate          Aggregate         Average      Weighted       Margin         Average
Lien                 Mortgage           Principal          Principal         Current       Average       (ARMs          Original
Position               Loans             Balance            Balance          Balance       Coupon        only)            Term
---------------------------------------------------------------------------------------------------------------------------------
1st Lien               1,455          58,995,249.13           17.58       40,546.56         9.713         2.000           120
2nd Lien               9,326         276,584,394.45           82.40       29,657.34        10.344         2.616           120
3rd Lien                  10              79,895.30            0.02        7,989.53        12.285         4.535           120
Total:                10,791         335,659,538.88          100.00       31,105.51        10.233         2.508           120



              Weighted                    Weighted
              Average                     Average
              Stated       Weighted       Original         Aggregate         Average       Credit        Percent      Percent
Lien         Remaining     Average        Combined          Credit           Credit      Utilization     Cashout       Owner
Position       Term       Seasoning         LTV             Limit            Limit         Ratio         Refi        Occupied
------------------------------------------------------------------------------------------------------------------------------
1st Lien       83.8          36.2         54.19        108,241,888.32      74,393.05         54.50        100.0         86.2
2nd Lien       73.3          46.7         73.11        435,031,075.73      46,647.12         63.58         99.8         97.6
3rd Lien       54.1          66.0         55.83            114,100.00      11,410.00         70.02        100.0        100.0
Total:         75.1          44.8         69.22        543,387,064.05      50,355.58         61.77         99.8         95.6



                                                                                              Weighted                  Weighted
                                                     % of                                     Average      Weighted     Average
FICO               Number of        Aggregate      Aggregate     Average      Weighted         Margin      Average      Stated
Score              Mortgage         Principal      Principal     Current       Average         (ARMs      Original     Remaining
Feb-99               Loans           Balance        Balance      Balance       Coupon          only)        Term         Term
---------------------------------------------------------------------------------------------------------------------------------
Not Available       1,261        32,054,984.40        9.55      25,420.29         9.524        1.803         120        111.7
426 - 450               1            38,817.83        0.01      38,817.83         9.750        2.000         120         39.0
451 - 475              13           322,260.85        0.10      24,789.30        11.948        4.198         120         48.3
476 - 500              65         2,205,517.40        0.66      33,931.04        11.320        3.710         120         59.6
501 - 525             160         4,347,185.69        1.30      27,169.91        11.678        3.930         120         61.3
526 - 550             238         8,683,263.37        2.59      36,484.30        11.019        3.268         120         60.9
551 - 575             311        10,741,010.89        3.20      34,537.01        11.192        3.506         120         59.5
576 - 600             368        14,009,480.79        4.17      38,069.24        10.846        3.131         120         70.0
601 - 625             534        19,989,614.86        5.96      37,433.74        10.763        3.035         120         67.0
626 - 650             766        27,571,903.03        8.21      35,994.65        10.898        3.163         120         70.9
651 - 675             971        34,720,714.18       10.34      35,757.69        10.492        2.764         120         72.7
676 - 700           1,166        39,651,831.46       11.81      34,006.72        10.325        2.588         120         74.7
701 - 725           1,279        42,955,055.23       12.80      33,584.88        10.120        2.391         120         71.9
726 - 750           1,235        38,888,613.97       11.59      31,488.76         9.902        2.167         120         72.6
751 - 775           1,236        30,243,046.10        9.01      24,468.48         9.675        2.001         120         73.9
776 - 800             990        24,772,653.92        7.38      25,022.88         9.584        1.838         120         73.6
801 - 825             197         4,463,584.91        1.33      22,657.79         9.565        1.815         120         71.8
Total:             10,791       335,659,538.88      100.00      31,105.51        10.233        2.508         120         75.1



                                      Weighted
                                      Average
FICO                    Weighted      Original        Aggregate         Average         Credit        Percent       Percent
Score                   Average       Combined         Credit           Credit        Utilization     Cashout        Owner
Feb-99                 Seasoning         LTV            Limit            Limit           Ratio         Refi         Occupied
-----------------------------------------------------------------------------------------------------------------------------
Not Available              8.3          72.13       78,426,777.29      62,194.11           40.87         98.6        95.5
426 - 450                 81.0          79.89           39,700.00      39,700.00           97.78        100.0       100.0
451 - 475                 71.1          70.26          328,704.00      25,284.92           98.04        100.0        90.7
476 - 500                 60.6          77.23        2,274,935.55      34,999.01           96.95        100.0        97.7
501 - 525                 59.1          73.60        4,551,706.44      28,448.17           95.51        100.0        97.7
526 - 550                 59.4          73.33        9,211,093.12      38,702.07           94.27        100.0        99.6
551 - 575                 60.6          73.86       11,595,509.47      37,284.60           92.63        100.0        96.6
576 - 600                 50.1          73.11       15,201,563.64      41,308.60           92.16        100.0        95.8
601 - 625                 53.0          73.89       22,034,322.04      41,262.78           90.72        100.0        97.8
626 - 650                 48.9          72.78       30,780,613.24      40,183.57           89.58        100.0        95.4
651 - 675                 47.3          70.70       41,056,590.80      42,282.79           84.57        100.0        97.4
676 - 700                 45.2          70.39       51,706,036.63      44,344.80           76.69         99.9        93.9
701 - 725                 48.0          68.87       62,575,435.99      48,925.28           68.65        100.0        96.0
726 - 750                 47.3          65.45       63,028,785.73      51,035.45           61.70        100.0        93.5
751 - 775                 46.0          63.53       69,653,756.66      56,354.17           43.42         99.8        95.3
776 - 800                 46.2          61.64       67,497,312.45      68,179.10           36.70        100.0        95.5
801 - 825                 47.8          63.11       13,424,221.00      68,143.25           33.25        100.0        95.3
Total:                    44.8          69.22      543,387,064.05      50,355.58           61.77         99.8        95.6





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This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these
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herein will be achieved. For example, it is very unlikely that the collateral
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